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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐
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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

April 28, 2011

Dear Stockholder:

        You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation (the "Company") to be held on June 6, 2011 at 12:00 p.m., Los Angeles Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California, United States 90067.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect three directors of the Company, to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm, to approve a proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock) and to approve certain amendments to the Company's investment advisory and management agreement with its investment adviser.

        Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

        On behalf of your board of directors, thank you for your continued interest and support.

                      Sincerely,

                      Bennett Rosenthal
                       Chairman of the Board of Directors

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2011

To the Stockholders of Ares Capital Corporation:

        Notice is hereby given that the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Capital Corporation, a Maryland corporation (the "Company"), will be held on June 6, 2011 at 12:00 p.m., Los Angeles Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California, United States 90067 for the following purposes:

  1.
  To elect three directors to serve for a term of three years, and until their successors are duly elected and qualify;

  2.
  To consider and vote upon the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011;

  3.
  To consider and vote upon a proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock);

  4.
  To consider and vote on a proposal to amend the Company's investment advisory and management agreement between the Company and its investment adviser, Ares Capital Management LLC ("Ares Capital Management" or the "investment adviser"), in order to change the structure of the Company's incentive fee payable to the investment adviser in a manner that would reduce the "hurdle rate" required for the investment adviser to earn, and be paid, the incentive fee;

  5.
  To consider and vote on a proposal to amend the Company's investment advisory and management agreement between the Company and Ares Capital Management in order to provide that the capital gains portion of the investment adviser's incentive fee shall be calculated using the purchase price paid by the Company as the "cost" of such investment even when United States generally accepted accounting principles ("GAAP") require the Company to record cost at fair value in the Company's financial statements, whether such purchase price is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition; and

  6.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        Only the holders of record of shares of common stock of the Company at the close of business on April 13, 2011 will be entitled to receive notice of and vote at the meeting.

        It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and return the enclosed proxy card or authorize your proxy by telephone or through the Internet even if you plan to attend the meeting. Instructions are shown on the proxy card.

        You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                      By Order of the Board of Directors,

                      Joshua M. Bloomstein
                       Secretary

New York, New York
April 28, 2011

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167

PROXY STATEMENT
2011 ANNUAL MEETING OF STOCKHOLDERS

        The proxy card that accompanies this statement is being solicited by the board of directors (the "Board") of Ares Capital Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 6, 2011 at 12:00 p.m., Los Angeles Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California, United States 90067 or at any adjournment or postponement thereof. This proxy statement, the accompanying proxy card and the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2010, are first being sent to the Company's stockholders on or about May 6, 2011.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the three director nominees, FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011, FOR the proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock) and FOR both proposals to amend the Company's investment advisory and management agreement in the manner described herein.

        Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with their policies a sufficient time in advance of the Annual Meeting.

        Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

        The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenter's or appraisal rights in connection with any of the proposals described herein.

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 13, 2011. On such date, there were 204,752,336 shares of the Company's common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.

        Abstentions and broker non-votes, where a broker proxy indicates that the nominee has not received instructions on a particular proposal and does not have discretionary authority to vote the shares on such proposal, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. The affirmative vote of the holders of at least a majority of the total outstanding shares of the Company's common stock is required under the Company's Bylaws (as amended, the "Bylaws") to approve Proposal 1 (to elect three directors to serve for a term of three years, and until their successors are duly elected and qualify). For purposes of the vote on Proposal 1, abstentions and broker non-votes will have the same effect as votes against this proposal.

        The affirmative vote of at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm). For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

        The affirmative vote of the holders of at least a "majority," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of (1) the outstanding shares of the Company and (2) the outstanding shares of the Company held by persons that are not affiliated persons of the Company, is required to approve Proposals 3, 4 and 5 (to authorize the Company, with the approval of the Board, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock) and to approve certain amendments to the Company's investment advisory and management agreement with the investment adviser). Under the Investment Company Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the outstanding shares of the Company's common stock present at the Annual Meeting or represented by proxy if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy and (b) more than 50% of the Company's outstanding shares of common stock. Abstentions and broker non-votes will have the effect of a vote against these proposals.

        The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Capital Management LLC, the Company's investment adviser ("Ares Capital Management" or the "investment adviser") and Ares Operations LLC, the Company's administrator ("Ares Operations" or the "administrator"), without special compensation therefor, may solicit proxies personally, by telephone, by electronic mail or by facsimile, telegram or other electronic means from stockholders.

        The Company has engaged the services of D.F. King & Co., Inc. ("D.F. King") for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $115,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that D.F. King may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.

PROPOSAL 1: ELECTION OF DIRECTORS

        Under the Company's charter (as amended, the "Charter") and the Bylaws (together with the Charter, the "Charter Documents"), the Company's directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

        The terms of Michael J. Arougheti, Ann Torre Bates and Douglas E. Coltharp, the Class I directors, will expire at the Annual Meeting. On March 12, 2011, Mr. Coltharp notified the Company that he would not stand for reelection as a director of the Company when his current term expires at the Annual Meeting. Mr. Coltharp is expected to continue to serve the remainder of his term until the date of the Annual Meeting. Mr. Coltharp has served on the Board since its initial public offering in 2004 and currently serves as a member of the audit committee of the Board. Mr. Coltharp's decision to resign was based on the demands on his time from other professional commitments, and not the result of any disagreement relating to the Company's operations, policies or practices. As a result, based on the recommendation of the nominating and governance committee of the Board, the Board, in accordance with the Bylaws, has nominated Kenneth R. Heitz for election as a Class I director and to hold office until the annual meeting to be held in 2014 and until his successor is duly elected and qualifies. The nominating and governance committee also has recommended, and the Board has nominated, Mr. Arougheti and Ms. Bates to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2014 and until their successors are duly elected and qualify. Mr. Arougheti, Ms. Bates and Mr. Heitz have agreed to serve as directors if elected and have consented to be named as nominees. The Charter Documents provide that directors shall be elected by the affirmative vote of the holders of at least a majority of the shares of common stock outstanding and entitled to vote in such election. Therefore, the affirmative vote of at least a majority of the shares of common stock outstanding as of the close of business on the record date is required to elect Mr. Arougheti, Ms. Bates and Mr. Heitz as directors of the Company for the term for which they have been nominated.

        A stockholder can vote for or withhold his or her vote from such nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

        The Board recommends that you vote for the election of Michael J. Arougheti, Ann Torre Bates and Kenneth R. Heitz as directors of the Company for the term for which they have been nominated.

Information about the Director Nominees, the Directors and the Executive Officers

        The following information as of April 28, 2011 was furnished to the Company by each director nominee and each currently serving director and executive officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such director nominee, director or executive officer has held with the Company, and the period during which he or she has served as a director or executive officer of the Company. Mr. Arougheti, Ms. Bates and Mr. Heitz have not been proposed for election, nor has any director or executive officer of the Company been selected as a director or executive officer of the Company, pursuant to any agreement or understanding with the Company or any other person. As used herein, Ares Partners Management Company LLC ("APMC") and its direct and indirect subsidiaries, including Ares Management LLC ("Ares Management"), are collectively referred to as "Ares," unless the context otherwise requires.

        The Company divides its directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act and independent directors are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Class I Retiring Director—Term Expiring in 2011
Independent Director
Douglas E. Coltharp, 49	Director	Class I Director since 2004 (term expires in 2011)	Mr. Coltharp has been executive vice president and chief financial officer of HealthSouth Corporation since May 2010. From May 2007 to May 2010, Mr. Coltharp was a partner at Arlington Capital Advisors and Arlington Investment Partners, Birmingham-based financial advisory and private equity businesses. From November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated and its predecessor organization (NYSE "SKS"), a publicly listed company that operates department stores.	None(3)	Under Armour, Inc.; rue21, inc.
Nominees for Class I Directors—Term Expiring in 2014
Interested Director
Michael J. Arougheti, 38(2)	Director and President	Class I Director since February 2009 (term expires 2011); President since May 2004 (indefinite term)	Since May 2004, Mr. Arougheti has served as President of the Company and since February 2009, he has served as a director of the Company. He is a member of the Executive Committee of APMC. He is also a Senior Partner in the Ares Global Private Debt Group of Ares Management. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, Ares Global Private Debt Group and Ares Capital Europe.	None(3)	Planet Organic Health Corp.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Independent Director
Ann Torre Bates, 53	Director	Class I Director since 2010 (term expires in 2011)	Since 1997, Ms. Bates has been a strategic and financial consultant, principally with respect to corporate finance matters.	None(3)	Franklin Mutual Series and Recovery Funds, Franklin Templeton Funds, SLM Corporation (Sallie Mae) and Allied Capital Corporation
Independent Director Nominee
Kenneth R. Heitz, 63	None	N/A	Since 1991, Mr. Heitz has been a Partner of the law firm of Irell & Manella, LLP.	None	El Paso Electric Company
Class II Directors—Term Expiring in 2012
Independent Director
Gregory W. Penske, 48	Director	Class II Director since 2009 (term expires in 2012)	Since 1993, Mr. Penske has served as President and CEO of Penske Motor Group, Inc., an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California.	None(3)	Alltel Corporation; International Speedway Corporation
Interested Directors
Robert L. Rosen, 64(4)	Director	Class II Director since 2004 (term expires in 2012)	Since August 2005, Mr. Rosen has served as managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From February 2005 until August 2005, Mr. Rosen worked on the documentation and fundraising leading to the launch of RLR Capital Partners and RLR Focus Fund. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	None(3)
Bennett Rosenthal, 47(5)	Chairman and Director	Class II Director since 2004 (term expires in 2012)
			Since 2004, Mr. Rosenthal has served as Chairman of the Board. He joined Ares Management in 1998 and is a Senior Partner in the Ares Private Equity Group. He is a member of the Executive Committee of APMC. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management.	None(3)	Hanger Orthopedic Group, Inc.; Maidenform Brands, Inc.; Nortek, Inc.
Class III Directors—Term Expiring 2013
Independent Directors
Frank E. O'Bryan, 77	Director	Class III Director since 2005 (term expires in 2013)	Since 2004, Mr. O'Bryan has been retired.	None(3)	The First American Corp.
Eric B. Siegel, 53	Director	Class III Director since 2004 (term expires in 2013)
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	None(3)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
Antony P. Ressler, 50(6)	Director	Class III Director since 2010 (term expires in 2013)	Since 1997, Mr. Ressler has been a Senior Partner in the Ares Private Equity Group and sits on the Executive Committee of APMC and Ares Management. Mr. Ressler is a Senior Advisor to the Ares Capital Markets Group and also serves on the Investment Committees of funds managed by the Ares Private Equity Group and certain funds managed by the Ares Capital Markets Group.	None(3)	Allied Waste Industries; WCA Waste Corporation
Executive Officers Who Are Not Directors
Joshua M. Bloomstein, 37	General Counsel, Vice President and Secretary	General Counsel since January 2010, Secretary since December 2010 and Vice President since November 2006 (indefinite term)	Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management. From January 2005 to October 2006, Mr. Bloomstein was an associate with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters.
Richard S. Davis, 52	Treasurer	Since December 2010 (indefinite term)
Since December 2010, Mr. Davis has served as Treasurer of the Company. From March 2007 to December 2010, Mr. Davis served as Chief Financial Officer of the Company. He joined Ares Management in June 2006 and currently serves as Chief Operating Officer of Ares Management. Prior to that, Mr. Davis was with Arden Realty, Inc., a real estate investment trust, serving as its Executive Vice President, Chief Financial Officer from July 2000 through May 2006.
Scott C. Lem, 33	Assistant Treasurer	Since May 2009 (indefinite term)
Since May 2009, Mr. Lem has served as Assistant Treasurer of the Company and since January 2009, Mr. Lem has served as Chief Accounting Officer of Ares Capital Management. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Daniel F. Nguyen, 39	Vice President	Vice President since January 2011 (indefinite term)
Since January 2011, Mr. Nguyen has served as Vice President of the Company. From March 2007 to December 2010, Mr. Nguyen served as Treasurer of the Company. From July 2004 to March 2007, Mr. Nguyen served as Chief Financial Officer of the Company. Since August 2000, Mr. Nguyen has served as Executive Vice President and Chief Financial Officer of Ares Management.
Penni F. Roll, 45	Chief Financial Officer	Since December 2010 (indefinite term)
Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Since April 2010, Ms. Roll has served as Executive Vice President-Finance of Ares Capital Management. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG's financial services practice.
Michael D. Weiner, 58	Vice President and Chief Compliance Officer	Since September 2006; Chief Compliance Officer since March 2011 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company and has served as Vice President, General Counsel and Secretary of Ares Management. Since March 2011, Mr. Weiner has been Chief Compliance Officer of the Company. From September 2006 to January 2010, Mr. Weiner served as General Counsel to the Company. Prior to that, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992.		Hughes Communications, Inc.

(1)
The business address of Mr. Arougheti, Mr. Rosen, Mr. Bloomstein and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of each director nominee and each other director and executive officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Mr. Arougheti is an interested director because he is the President of the Company, is on the Investment Committee of the investment adviser, and is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

(3)
Other than the Company.

(4)
Mr. Rosen is an interested director because he has entered into a strategic advisory relationship with Ares.

(5)
Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, and is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

(6)
Mr. Ressler is an interested director because he is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

Biographical Information

        As described below under "Corporate Governance—Nominating and Governance Committee," the Board has identified certain desired attributes for director nominees. Each of the directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company's management. Each of the directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. The directors and the director nominee have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each director and the director nominee, including a discussion of such director's or director nominee's particular experience, qualifications, attributes or skills that lead the Company to conclude, as of the date of this document, that such individual should serve as a director, in light of the Company's business and structure.

Retiring Class I Director (Term expires at the Annual Meeting)

Independent Director

        Douglas E. Coltharp, 49, has served as a director of the Company since 2004. Mr. Coltharp has served as executive vice president and chief financial officer of HealthSouth Corporation since May 2010. Prior to that, from May 2007 to May 2010, Mr. Coltharp was a partner at Arlington Capital Advisors and Arlington Investment Partners, Birmingham, AL-based financial advisory and private equity businesses. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated and its predecessor organization. Prior to joining Saks Incorporated, Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a BS in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an MBA from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the board of directors of Under Armour, Inc. and rue21, inc. Mr. Coltharp's experience as chief financial officer of two publicly traded companies provides the board of directors with a wealth of knowledge in dealing with financial and accounting matters. As a director of other publicly traded companies and a member of other public company audit committees, Mr. Coltharp also brings broad financial industry and specific investment management knowledge and experience to the Board.

Nominees for Class I Directors (Term expires at the 2014 Annual Meeting of Stockholders)

Interested Director

        Michael J. Arougheti, 38, has served as President of the Company since May 2004 and as a director of the Company since 2009. Mr. Arougheti joined Ares Management in May 2004 and is a Senior Partner in the Ares Global Private Debt Group. He is a member of the Executive Committee of Ares Partners Management Company LLC. Mr. Arougheti also serves as a member of the Investment Committee of Ares Capital Management, the Ares Global Private Debt Investment Committee and the Investment Committee of Ares Capital Europe, Ares' European Private Debt business, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and its fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti also serves on the boards of directors of Reflexite Corporation, Investor Group Services and Riverspace Arts, a not-for-profit arts organization. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Arougheti is an interested director because he is the President of the Company, is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

Independent Director

        Ann Torre Bates, 53, has served as a director of the Company since 2010. Ms. Bates has been a strategic and financial consultant since 1997, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of the Franklin Mutual Series and Recovery Funds, the Franklin Templeton Funds and SLM Corporation (Sallie Mae). She served as a director of Allied Capital Corporation from 2003 to 2010. Ms. Bates' experience as a previous director of Allied Capital Corporation provides the Board with important knowledge and continuity in dealing with matters related to the integration of Allied Capital Corporation's business into that of the Company. In addition, Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the Board and, specifically, the audit committee of the Board with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

Independent Director Nominee

        Kenneth R. Heitz, 63, has been a Partner of the law firm of Irell & Manella, LLP since 1991. Mr. Heitz previously served as a Partner of Irell & Manella from 1979 to 1988. Mr. Heitz joined Irell & Manella in 1972. Prior to rejoining Irell & Manella in 1991, Mr. Heitz served as Acting President and Chief Executive Officer of Columbia Savings and Loan Association from January 1990 to March 1990 and served as its Executive Vice President and General Counsel from 1988 to 1990. Mr. Heitz has served as a director of El Paso Electric Company since 1996, and as Chairman of its board of directors since May 2008, where he also serves on its External Affairs and Energy Resources and Environmental Oversight Committees. Mr. Heitz's experience as chairman of the board of directors of a highly regulated public company, as well as his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries will provide the Board with unique insight on its duties and responsibilities.

Directors Continuing in Office

Class II Directors (Term expires at the 2012 Annual Meeting of Stockholders)

Independent Director

        Gregory W. Penske, 48, has served as a director of the Company since 2009. Mr. Penske has served as President and CEO of Penske Motor Group, Inc., an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California, since 1993. Mr. Penske was the former President and CEO of Penske Motorsports, Inc., which operated racetracks across the country. Penske Motorsports, Inc. was publicly traded on the NASDAQ exchange and was thereafter sold to International Speedway Corporation in 1999. Mr. Penske serves as a member of the boards of directors for Penske Corporation, the Los Angeles Sports Council and Friends of Golf, Inc. He is a member of the Toyota Parts and Service Advisory Council, the Toyota President's Cabinet and the Toyota Board of Governors. Mr. Penske is also a former member of the boards of directors of the Alltel Corporation, International Speedway Corporation and the Southern California Committee for the Olympic Games and the Board of Trustees of the John Thomas Dye School. Mr. Penske holds a BS in Business from Cornell University. Because of Mr. Penske's experience as the chief executive officer of both public and private companies, as well as his previous service as director of several other publicly traded companies, he is able to provide the Board with the perspective of an experienced executive officer and is able to give insight related to the management and operations of a publicly traded company.

Interested Directors

        Robert L. Rosen, 64, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare media and multi-industry companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen's 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the Board. Mr. Rosen's expertise in finance, which served as the basis for his appointment as an Adjunct Professor of Finance at Fordham University Graduate School of Business, provides valuable knowledge to the Board. Mr. Rosen is an interested director because he has entered into a strategic advisory relationship with Ares.

        Bennett Rosenthal, 47, has served as Chairman of the Board since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a Senior Partner in the Ares Private Equity Group. He is a member of the Executive Committee of Ares Partners Management Company LLC. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a

member of the following boards of directors: AmeriQual Management, Inc., AOT Bedding Holdings Corp., Aspen Dental Management, Inc., City Ventures, LLC, Hanger Orthopedic Group, Inc., Jacuzzi Brands Inc., Nortek, Inc., Serta, Inc. and Simmons Bedding Company. Mr. Rosenthal is also a former member of the board of directors of Maidenform Brands, Inc. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal's intimate knowledge of the business and operations of Ares Management, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the Board valuable insight but also position him well to continue to serve as the chairman of the Board. Mr. Rosenthal is an interested director because he is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

Class III Directors (Term expires at the 2013 Annual Meeting of Stockholders)

Independent Directors

        Frank E. O'Bryan, 77, has served as a director of the Company since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank. Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry. Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the Board from his service on the audit committees of The First American Corporation and Standard Pacific Corporation.

        Eric B. Siegel, 53, has served as a director of the Company since 2004 and has been the lead independent director of the Board since 2010. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles. Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the Board on regulatory and risk management issues. In addition, Mr. Siegel's experience as a partner in investment firms and approximately 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the Board.

Interested Director

        Antony P. Ressler, 50, has served as a director of the Company since April 2010. Mr. Ressler co-founded Ares Management in 1997 and is a Senior Partner in the Ares Private Equity Group and sits on the Executive Committee of Ares Partners Management Company LLC and Ares Management. Mr. Ressler is a Senior Advisor to the Ares Capital Markets Group and also serves on the Investment Committees of funds managed by Ares Private Equity Group and certain funds managed by Ares Capital Markets Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the board of directors of Air Lease Corporation. Mr. Ressler is also a member of the Executive Committee of the Board of Trustees of the Cedars-Sinai Medical Center, is Finance Chair and a member of the Executive Committee of the Los Angeles County Museum of Art (LACMA), and is Founder and Co-Chairman of the Alliance for College-Ready Public Schools, a high performing group of eighteen charter high schools and middle schools based in Los Angeles. Mr. Ressler is also one of the founding members of the board and Finance Chair of the Painted Turtle Camp, a southern California based organization (affiliated with Paul Newman's Hole in the Wall Association), which was created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the boards of directors of Allied Waste Industries, Inc. and WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business. Mr. Ressler's intimate knowledge of the business and operations of Ares Management and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the Board. Mr. Ressler is an interested director because he is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

Executive Officers Who Are Not Directors

        Joshua M. Bloomstein, 37, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From January 2005 to October 2006, Mr. Bloomstein was an associate with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami School of Law.

        Richard S. Davis, 52, serves as Treasurer of the Company. He joined Ares Management in June 2006 and currently serves as Chief Operating Officer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2007 to December 2010, Mr. Davis served as the Company's Chief Financial Officer. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded owner in Southern California, serving as its Executive Vice President and Chief

Financial Officer since July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation, where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant (Inactive). Mr. Davis received a BS in Accounting from the University of Missouri at Kansas City.

        Scott C. Lem, 33, serves as Assistant Treasurer of the Company. He joined Ares Management in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem recently graduated with an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

        Daniel F. Nguyen, 39, serves as a Vice President of the Company. He joined Ares Management in August 2000 and currently serves as an Executive Vice President and the Chief Financial Officer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2007 to December 2010, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

        Penni F. Roll, 45, serves as the Chief Financial Officer of the Company. She joined Ares Management in April 2010 as Executive Vice President-Finance of Ares Capital Management LLC and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010, when Allied Capital Corporation was acquired by the Company. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University.

        Michael D. Weiner, 58, serves as Vice President and Chief Compliance Officer of the Company. Mr. Weiner is also Vice President, General Counsel, and Secretary of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. Mr. Weiner joined Ares Management in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations, including Hughes Communications, Inc. Mr. Weiner also serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        To the Company's knowledge, as of April 26, 2011, there were no persons that owned 25% or more of the Company's outstanding voting securities and no person would be deemed to control the Company, as such term is defined in the Investment Company Act.

        The following table sets forth, as of April 26, 2011 (unless otherwise noted), the number of shares of the Company's common stock beneficially owned by each of its current directors and named executive officers, all directors and executive officers as a group and certain beneficial owners, according to information furnished to the Company by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company's shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. To the Company's knowledge, as of April 26, 2011, there were no persons that owned 5% or more of the Company's shares of common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of the Company's common stock that he or she beneficially owns.

        The address for Mr. Arougheti, Mr. Rosen, Mr. Bloomstein and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, director nominees and executive officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J. Arougheti	153,679(2)	*
Antony P. Ressler	1,150,707(2)(3)	*
Robert L. Rosen	7,500	*
Bennett Rosenthal	None(2)
Independent Directors
Ann Torre Bates	6,596(4)	*
Douglas E. Coltharp	4,500	*
Frank E. O'Bryan	12,400(5)	*
Gregory W. Penske	None
Eric B. Siegel	23,855(6)	*
Nominee for Director
Kenneth R. Heitz	None	*
Named Executive Officers Who Are Not Directors
Penni F. Roll	47,309	*
Richard S. Davis	None
All Directors and Executive Officers as a Group (15 persons)	1,417,900(2)(7)	*

*
Represents less than 1%.

(1)
Based on 204,752,336 shares of common stock outstanding as of April 26, 2011.

(2)
Ares Investments Holdings LLC ("Ares Investments"), which indirect parent is APMC, owned 2,859,882 shares of the Company's common stock as of April 26, 2011. APMC is managed by an executive committee comprised of Messrs. Antony Ressler, Michael Arougheti, David Kaplan, Greg Margolies and Bennett Rosenthal. Each of the members of the executive committee, APMC and the officers, partners, members and managers of APMC and Ares Investments expressly disclaims beneficial ownership of, and pecuniary interest therein. The shares of the Company's common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which it is a co-borrower with Ares Management, another subsidiary of APMC.

(3)
Consists of (i) 650,000 shares of common stock indirectly beneficially owned by Mr. Ressler through Greek Associates of which Mr. Ressler is the general partner and (ii) 500,707 shares of common stock indirectly beneficially owned by Mr. Ressler through a family foundation of which Mr. Ressler is the trustee.

(4)
Consists of (i) 2,874 shares of common stock owned individually; (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse; (iii) 487 shares of common stock indirectly beneficially owned by Ms. Bates as trustee of her father's estate and (iv) 960 shares of common stock indirectly beneficially owned by Ms. Bates as trustee of a trust left by her mother.

(5)
Consists of (i) 400 shares of common stock owned individually and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(6)
Consists of (i) 13,528 shares of common stock owned individually; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse and (iii) 2,161 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(7)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 ("Regulation S-K").

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

        The following table sets forth the dollar range of the Company's equity securities beneficially owned by the director nominees and each of its other directors as of April 26, 2011. The Company is not part of a "family of investment companies," as the term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Ann Torre Bates	Over $100,000
Douglas E. Coltharp	$50,001 - $100,000
Frank E. O'Bryan	Over $100,000
Gregory W. Penske	None
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti(4)	Over $100,000
Antony P. Ressler(4)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal(4)	None
Nominee for Director

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of the Company's equity securities beneficially owned is calculated based on the closing sales price of its common stock as reported on The NASDAQ Global Select Market as of April 26, 2011.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

(3)
As of April 26, 2011, to the best of the Company's knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in the Company, the Company's investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

(4)
Ares Investments owned 2,859,882 shares of the Company's common stock as of April 26, 2011. APMC controls Ares Investments. APMC is managed by an executive committee comprised of Messrs. Antony Ressler, Michael Arougheti, David Kaplan, Greg Margolies and Bennett Rosenthal. Each of the members of the executive committee, APMC and the officers, partners, members and managers of APMC and Ares Investments expressly disclaims beneficial ownership of, and pecuniary interest in, our common stock. The shares of the Company's common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which it is a co-borrower with Ares Management, another subsidiary of APMC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its directors, executive officers and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2010.

CORPORATE GOVERNANCE

Director Independence

        The Board has a majority of directors who are independent under the listing standards of The NASDAQ Global Select Stock Market LLC. The NASDAQ Marketplace Rules provide that a director of a business development company ("BDC") shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        The Board has determined that the director nominee, Mr. Heitz, and the following directors are independent: Ms. Bates and Messrs. O'Bryan, Penske, Coltharp and Siegel. Based upon information requested from each director and the director nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors or the director nominee has a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any committee thereof.

Organization of the Board of Directors

        The Board has established an audit committee and a nominating and governance committee. The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. During 2010, the Board held 18 formal meetings, the audit committee held six formal meetings and the nominating and governance committee held three formal meetings. The Company encourages, but does not require, the directors to attend the Company's annual meeting of its stockholders. Four directors attended last year's annual meeting of stockholders in person. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served.

Board Leadership Structure

        The Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board approves the appointment of the Company's investment adviser, administrator and officers, reviews and monitors the services and activities performed by the Company's investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company's independent registered public accounting firm.

        Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. The Company does not have a fixed policy as to whether the chairman of the board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

        Presently, Mr. Rosenthal serves as the chairman of the Board. Mr. Rosenthal is an interested director because he is on the investment committee of the investment adviser and is a member of and serves on the Executive Committee of APMC, the indirect parent of Ares Management, the managing member of the investment adviser. The Company believes that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of the Board. Moreover, the Company believes that it is best served through its existing leadership structure with Mr. Rosenthal as chairman of the Board, as Mr. Rosenthal's relationship with the investment adviser provides an effective bridge between the board and the investment adviser, thus ensuring an open dialogue between the board and the investment adviser and that both groups act with a common purpose.

        The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the Board and between the independent directors and management, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the Board designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

        The Company believes that board leadership structures must be evaluated on a case by case basis and that its existing board leadership structure is appropriate. However, the Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board Role in Risk Oversight

        The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer in accordance with its compliance policies and procedures.

        As described below in more detail under "Audit Committee" and "Nominating and Governance Committee," the audit committee and the nominating and governance committee assist the Board in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Company's stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and the its committees. Both the audit committee and the nominating and governance committee consist solely of independent directors.

        The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

        The Company believes that the Board's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets" and, subject to certain exceptions, the Company is not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment. In addition, the Company elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As a RIC the Company must, among other things, meet certain income source and asset diversification requirements.

        The Company believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Company's independent directors, through the two fully independent board committees, a lead independent director, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

        The Company believes that board roles in risk oversight must be evaluated on a case by case basis and that its existing board role in risk oversight is appropriate. However, the Company re-examines the manners in which the board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

Audit Committee

        The members of the audit committee are Ms. Bates and Messrs. Coltharp and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee. Mr. Coltharp served as chairman of the audit committee throughout fiscal year 2010. In addition, Mr. O'Bryan, who is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations, served on the audit committee for a portion of our 2010 fiscal year until he was replaced by Ms. Bates in August, 2010. The Board has adopted a charter for the audit committee, which is available on the Company's website at www.arescapitalcorp.com. The contents of our website are not intended to be incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

        The audit committee is responsible for approving the Company's independent accountants and recommending them to the Board (including a majority of the independent directors) for approval and submission to its stockholders for ratification, reviewing with its independent accountants the plans and results of the audit engagement, approving professional services provided by its independent accountants, reviewing the independence of its independent accountants and reviewing the adequacy of its internal accounting controls.

        The audit committee is also responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        The Board has determined that Ms. Bates and Mr. Coltharp are each an "audit committee financial expert" within the meaning of the rules of the Commission.

Nominating and Governance Committee

        The members of the nominating and governance committee are Messrs. O'Bryan, Penske and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. In addition, Mr. Coltharp, who is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations, served on the nominating and governance committee for a portion of our 2010 fiscal year until he was replaced by Mr. Penske in August, 2010. Mr. Penske currently serves as chairman of the nominating and governance committee. Mr. Siegel served as chairman of the nominating and governance committee until August, 2010. The Board has adopted a charter for the nominating and governance committee, which is available on the Company's website at www.arescapitalcorp.com. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by the Company's stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees.

        The nominating and governance committee's policy is to identify potential nominees based on suggestions from the President of the Company, members of the nominating and governance committee, other members of the Board, other executive officers and stockholders and by other means, and to evaluate such persons as a committee. In addition, from time to time, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

        In considering which persons to nominate as directors for election by stockholders, the Board and its nominating and governance committee consider the diversity of skills, experiences and perspectives of candidates. The nominating and governance committee has adopted certain policies regarding director nominations that provide that the Board shall take into account candidates that represent a range of backgrounds and experience. As required by such policies, qualified candidates for membership on the Board will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The nominating and governance committee will review and evaluate each candidate's character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company's stockholders), as well as the overall composition of the Board, and recommend to the Board for its approval the slate of directors to be nominated for election at the annual meeting of the Company's stockholders. In general, the Company seeks a Board that includes a diversity of perspectives and a broad range of experiences and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company. The Board and its nominating and governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

        In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the Board and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

        The nominating and governance committee may consider recommendations for nomination of directors from the Company's stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at the Company's principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which the Company first mailed its proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        In addition to information regarding the nominating stockholder as set forth in the Bylaws, a stockholder's notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

  •
  the name, age, business address and residence address of such individual;

  •
  the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

  •
  the date such shares were acquired and the investment intent of such acquisition;

  •
  whether such stockholder believes any such individual is, or is not, an "interested person" of the Company, as defined in the Investment Company Act or is, or is not, "independent" as set forth in the requirements established by The NASDAQ Global Select Market or any other exchange or automated quotation service on which the Company's securities are listed, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

  •
  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        All nominees properly submitted to the Company (or which the nominating and governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and governance committee using the same criteria as nominees identified by the nominating and governance committee itself.

Compensation Committee

        The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the independent directors in accordance with NASDAQ Marketplace Rule 5605(d).

Communications Between Stockholders and the Board of Directors

        The Board welcomes communications from the Company's stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Conduct

        The Company has adopted a code of conduct which applies to, among others, its officers, including its President and its Chief Financial Officer, as well as the members of the Board. The Company's code can be accessed via the Company's website at www.arescapitalcorp.com. The Company intends to disclose any amendments to or waivers of required provisions of the code on the Company's website.

COMPENSATION DISCUSSION AND ANALYSIS

        Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of our investment adviser or our administrator, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively. Each of our executive officers is an employee or other affiliate of our investment adviser or our administrator. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our investment adviser or our administrator. In addition, we reimburse our administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of our officers and their respective staffs, and our investment adviser for certain expenses under the investment advisory and management agreement.

        Under the investment advisory and management agreement, the investment adviser earned approximately $113.3 million in fees for the year ended December 31, 2010. Even though no Capital

Gains Fee was payable to our investment adviser for the year ended December 31, 2010, we accrued a Capital Gains Fee of $15.6 million in our financial statements for the year ended December 31, 2010, in accordance with United States generally accepted accounting principles ("GAAP"). In addition, during 2010, Ares Operations incurred approximately $12.0 million of allocable expenses that are payable by the Company under the administration agreement.

        The Company has entered into indemnification agreements with each of its current directors and officers and certain members of its investment adviser's investment committee and intends to enter into indemnification agreements with each of its future directors and certain of its future officers and certain future members of its investment adviser's investment committee. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of the Company's investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of the Company's investment adviser's investment committee.

DIRECTOR COMPENSATION TABLE

        The following table shows information regarding the compensation received by the Company's directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2010. No compensation is paid by the Company to interested directors. No information has been provided with respect to executive officers of the Company who are not directors since its executive officers do not receive any direct compensation from the Company.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Ann Torre Bates	$72,000	$72,000
Douglas E. Coltharp	$142,000	$142,000
Frank E. O'Bryan	$135,000	$135,000
Gregory W. Penske	$130,000	$130,000
Eric B. Siegel	$145,000	$145,000
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler	None	None
Robert L. Rosen(2)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
While Mr. Rosen did not receive any compensation from the Company for the fiscal year ended December 31, 2010, he did receive $126,000 from Ares Management for such period in connection with his service as a director of the Company.

        The independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $5,000, the lead independent director receives an additional annual fee of $10,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, the Company purchases directors' and officers' liability insurance on behalf of its directors and officers. Independent directors have the option to receive their directors' fees paid in shares of the Company's common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the chairman of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

        As a BDC, the Company is also subject to certain provisions of the Investment Company Act that restrict the Company's ability to engage in certain related-party transactions. For example, without obtaining an exemptive order from the Commission, the Company would not generally be permitted to invest in any portfolio company in which Ares currently has an investment (although the Company may co-invest under certain limited circumstances with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and allocation procedures). The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals from the Board or the Commission.

        The Company is party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain directors and officers of the Company have indirect ownership and financial interests. Certain directors and officers of the Company also serve as principals of other investment managers affiliated with Ares Management that may in the future manage investment funds with investment objectives similar to the Company's investment objective. In addition, certain of the Company's officers and directors and the members of the investment committee of the Company's investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company's affiliates. Accordingly, the Company may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, the Company's investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets the Company's investment objective and strategies so that it is not disadvantaged in relation to any other client. The address of Ares Capital Management LLC is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

        Ares Capital Management has committed to defer up to $15 million in base management and incentive fees for each of the first two years following the April 1, 2010 acquisition of Allied Capital Corporation (the "Allied Acquisition") if certain earnings targets are not met.

        Pursuant to the terms of the administration agreement between Ares Operations and the Company, Ares Operations, whose sole member is Ares Management, currently provides the Company with the administrative services necessary to conduct the Company's day-to-day operations, and the Company pays Ares Operations, at cost, the Company's allocable portion of overhead and other expenses (including travel expenses) that Ares Operations incurs in connection with the performance of Ares Operation's obligations under the administration agreement, including the Company's allocable portion of the cost of certain of its officers (including its chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs. The address of Ares Operations is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

        The Company's portfolio company, Ivy Hill Asset Management, L.P. ("IHAM"), is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with the facilities and administrative services necessary for the operations of IHAM. Under the IHAM administration agreement, IHAM reimburses Ares Operations for the costs associated with such services, including Ares Operations's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provided similar services.

        The Company rents office space directly from a third party pursuant to a lease that expires in February 2026. The Company also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by the Company under the office lease, plus certain additional costs and expenses. Under the Company's previous lease, which expired on February 27, 2011, the Company was party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by the Company under this lease, plus certain additional costs and expenses.

        The Company has also entered into a license agreement with Ares Management pursuant to which Ares Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, the Company will have a right to use the Ares name for so long as Ares Capital Management remains its investment adviser. Other than with respect to this limited license, the Company has no legal right to the "Ares" name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee and the Board, including a majority of the independent directors, have selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011 and are submitting the selection of KPMG LLP to the stockholders for ratification.

        If the stockholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates.

        The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

        The Company engaged KPMG LLP to act as its independent registered public accounting firm for 2010.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:

	Fiscal Year Ended December 31
	2010	2009
Audit Fees	$1,719,500	$697,246
Audit-Related Fees	190,000	90,000
Tax Fees	573,368	305,250
All Other Fees	0	0

Total Fees	$2,482,868	$1,092,496

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

  Audit Related Fees

        Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.

  All Other Fees

        All other fees consist of fees for products and services other than the services reported above.

        The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next scheduled meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by the Company's independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG for detailed, specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit on the amount of such services which the Company may obtain from the Company's independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Exchange Act.

 REPORT OF THE AUDIT COMMITTEE

        The role of the audit committee (the "Audit Committee") of the board of directors (the "Board") of Ares Capital Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not the Audit Committee's duty to plan or conduct the audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company's management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company's internal control over financial reporting.

        The Audit Committee has reviewed and discussed the Company's audited financial statements, along with management's assessment of the effectiveness of the Company's internal control over financial reporting and the independent registered public accounting firm's evaluation of the Company's internal control over financial reporting, with management and with KPMG LLP, the Company's independent registered public accounting firm for 2010. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm its independence.

        The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended and The NASDAQ Global Select Market's corporate governance regulations. The Board has also determined that each member is able to read and understand fundamental financial statements, as such qualifications are defined under the rules of The NASDAQ Global Select Market's corporate governance regulations, and that Ms. Bates and Mr. Coltharp are each an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission (the "Commission").

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2010 be included in the Company's Annual Report on Form 10-K for such year for filing with the Commission. In addition, the Audit Committee has approved, and recommended to the Board that it approve, KPMG LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2011 and that the selection of KPMG LLP be submitted to the Company's stockholders for ratification.

The Audit Committee
Ann Torre Bates (Chairperson) Douglas E. Coltharp Eric B. Siegel

        The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified.

        The Board, based on the approval and recommendation of the audit committee, recommends voting for ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

PROPOSAL 3: AUTHORIZATION OF THE COMPANY TO SELL OR OTHERWISE ISSUE SHARES OF ITS COMMON STOCK AT A PRICE BELOW ITS THEN CURRENT NET ASSET VALUE PER SHARE SUBJECT TO THE CONDITIONS SET FORTH IN THIS PROPOSAL

        The Company is a closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. As a BDC, the Company is generally prohibited from issuing its common stock at a price below net asset value per share ("NAV") unless it meets certain conditions, including obtaining stockholder approval.

        As a result, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below the then current NAV, subject to the conditions set forth in this proposal. If approved, the authorization would be effective for securities issued during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the Annual Meeting and the date of the Company's 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012.

        The Board, including a majority of the Board who have no financial interest in this proposal and a majority of the independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution.

Background and Reasons to Offer Common Stock Below NAV

        Beginning in 2007, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. These factors accelerated during the last half of 2008, and the number of investors selling assets because they had to repay debt or meet equity redemption requirements or other obligations increased significantly during the last half of 2008 and first half of 2009. This created forced selling that negatively impacted valuations of debt securities in most markets. The negative pressure on valuations contributed to significant unrealized write downs of debt investments of many finance companies, including investments in the Company's portfolio. While market conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future.

        As a BDC and a regulated investment company ("RIC") for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support operations, which may include new investments (including investments into existing portfolio companies). Further, BDCs must meet a debt to equity ratio of less than 1:1 in order to incur debt or issue senior securities, which requires the Company to finance its investments with at least as much equity as debt and senior securities in the aggregate. The Company's debt facilities also require that it maintain a debt to equity ratio of less than 1:1.

        Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the debt capital markets may negatively impact the valuations of debt investments and result in unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company's portfolio companies, if any, negatively impact stockholders' equity and the resulting debt to equity ratio.

        Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy may be volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company's asset valuations, stockholders' equity and the Company's debt to equity ratio.

        Also, as a result of the past credit market disruption, the Company saw a reduction in competition, a widening of interest spreads and generally more conservative capital structures and deal terms. The Company believes that these changes created favorable opportunities to invest at attractive risk-adjusted returns. Indeed, during this disruption the Company, acting pursuant to prior stockholder approval, prudently issued stock at a price below the Company's then current net asset value per share and invested the proceeds from such issuance at attractive returns to stockholders. While levels of market disruption and volatility have improved since, there can be no assurance that they will not worsen again in the future. If these adverse market conditions return, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future.

        The following table sets forth, for each fiscal quarter during the last three fiscal years and the first quarter of the current fiscal year, the net asset value per share of the Company's common stock, the range of high and low closing sales prices of its common stock as reported on The NASDAQ Global Select Market and the closing sales price as a percentage of NAV. On April 26, 2011, the last reported closing sales price of the Company's common stock on The NASDAQ Global Select Market was $17.41 per share, which represented a premium of approximately 16.7% to the net asset value per share reported by the Company as of December 31, 2010.

		Price Range
				High Sales Price to NAV(2)	Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ended December 31, 2008
First Quarter	$15.17	$13.81	$11.65	91.0%	76.8%
Second Quarter	$13.67	$12.98	$10.08	95.0%	73.7%
Third Quarter	$12.83	$12.60	$9.30	98.2%	72.5%
Fourth Quarter	$11.27	$10.15	$3.77	90.1%	33.5%
Year ended December 31, 2009
First Quarter	$11.20	$7.39	$3.21	66.0%	28.7%
Second Quarter	$11.21	$8.31	$4.53	74.1%	40.4%
Third Quarter	$11.16	$11.02	$7.04	98.7%	63.1%
Fourth Quarter	$11.44	$12.71	$10.21	111.1%	89.2%
Year ended December 31, 2010
First Quarter	$11.78	$14.82	$11.75	125.8%	99.7%
Second Quarter	$14.11	$16.40	$12.53	116.2%	88.8%
Third Quarter	$14.43	$15.89	$12.44	110.1%	86.2%
Fourth Quarter	$14.92	$17.26	$15.64	115.7%	104.8%
Year ending December 31, 2011
First Quarter	*	$17.83	$16.08	*	*
Second Quarter (through April 26, 2011)	*	$17.58	$16.89	*	*

(1)
NAV is determined as of the last day in the relevant quarter and therefore may not reflect NAV on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by NAV.

*
Net asset value has not yet been calculated for this period.

        The Company's common stock has historically traded at prices both above and below its net asset value. It is not possible to predict whether its common stock will trade at, above or below NAV in the future.

        The past credit market disruption described above led to significant stock market volatility, particularly with respect to the stock of financial services companies, including the Company. During times of increased price volatility, the Company's common stock may trade with more volatility and below its NAV, which is not uncommon for BDCs like it. As noted above, however, previous market events created, and may create again, favorable opportunities to invest at attractive risk-adjusted returns, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV. Stockholder approval of the proposal to sell shares of the Company's common stock below NAV, subject to the conditions set forth in this proposal, would provide the Company with the flexibility to invest in such opportunities.

        The Board believes that having the flexibility to issue common stock below NAV in certain instances is in the best interests of the Company and its stockholders. This would provide added financial flexibility to comply with BDC and credit facility requirements, including the 1:1 debt to equity ratio, and would provide access to capital markets to pursue attractive investment opportunities. It could also minimize the likelihood that the Company would be required to sell assets that the Company would not otherwise sell, which sales could occur at times that are disadvantageous to the Company.

        While the Company's common stock is currently trading above NAV, it is seeking stockholder approval now in order to provide flexibility if the trading price of its common stock falls below NAV and it desires to issue shares of its common stock below NAV, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of issuance and the shares of common stock will not include preemptive rights. Also, because the Company's common stock is currently trading above NAV and it has no immediate plans to issue any shares of its common stock, it is impracticable to describe the transaction or transactions in which such shares of common stock would be issued. Instead, any transaction where the Company issues such shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. If approved, the authorization would be effective for securities issued during a period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the Annual Meeting and the date of the Company's 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012.

Example of Dilutive Effect of the Issuance of Shares Below NAV

        Company XYZ has 1,000,000 total shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV of the common stock of Company XYZ is $10.00.

        The following table illustrates the reduction to NAV and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV	$10.00	$9.98		(0.2)%
Dilution to Stockholder A
Shares Held by Stockholder A	10,000	10,000	(1)	—
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the equity offering of shares below NAV.

Conditions to Sales Below NAV

        If stockholders approve this proposal, the Company will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

  •
  a "required majority" of the Company's directors have determined that any such sale would be in the best interests of the Company and its stockholders; and

  •
  a "required majority" of the Company's directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

        Under the Investment Company Act, a "required majority" of directors means both a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors. For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company's common stock.

        Prior to the time of issuance, the Board may determine to issue shares of the Company's common stock below NAV in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such shares of common stock if it concludes that doing so would assist in marketing such securities on favorable terms.

Key Stockholder Considerations

        Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company's common stock at a price that is less than NAV and the expenses associated with such issuance. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. This dilution would include reduction in NAV as a result of the issuance of shares at a price below NAV and a proportionately greater decrease in a stockholder's interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

        The Investment Company Act establishes a connection between common stock sale price and NAV because, when stock is sold or otherwise issued at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board will consider the potential dilutive effect of the issuance of shares at a price below NAV when considering whether to authorize any such issuance pursuant to the stockholder approval being sought here.

        Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance pursuant to this proposal, and thus any future issuance of common stock at a price below NAV will dilute such stockholders' holdings of common stock as a percentage of shares outstanding to the extent such stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

        As discussed above, it should be noted that the maximum number of shares issuable below NAV that could result in such dilution is limited to 25% of the Company's then outstanding common stock.

        The affirmative vote of holders of at least a "majority," as defined in the Investment Company Act, of (1) the outstanding shares of the Company and (2) the outstanding shares of the Company held by persons that are not affiliated persons of the Company, is required to approve this proposal. Under the Investment Company Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the outstanding shares of the Company's common stock present at the

Annual Meeting or represented by proxy if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy or (b) more than 50% of the Company's outstanding shares of common stock. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The Board recommends voting for this proposal to authorize the Company to sell or otherwise issue shares of its common stock at a price below its then current NAV subject to the limitations set forth in this proposal.

 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

        We and our investment adviser, Ares Capital Management, are party to an amended and restated investment advisory and management agreement (the "Existing Agreement"), dated as of June 1, 2006, pursuant to which we have agreed to pay our investment adviser an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. Because we are seeking stockholder approval on certain amendments to the Existing Agreement (including amendments that seek to further define certain calculations in the Existing Agreement), we are providing additional detail below on the terms of the Existing Agreement as well as certain Board considerations regarding the continuation of the Existing Agreement and the amendments thereto. Additional information that the Board considered with respect to the continuation of the Existing Agreement and the proposed amendments are described below under the headings "—Certain Board Considerations Regarding the Continuation of the Existing Agreement and the Amendments Thereto," "PROPOSAL 4: APPROVAL OF AMENDMENT TO HURDLE RATE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT—Board Consideration of the Approval of the Hurdle Amendment" and "PROPOSAL 5: APPROVAL OF AMENDMENT TO THE CALCULATION OF CAPITAL GAINS FEE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT—Board Consideration of the Approval of the Capital Gains Amendment."

Terms of the Existing Agreement

        Under the terms of the Existing Agreement, our investment adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

        Our investment adviser's services to the Company under the Existing Agreement are not exclusive, and it is free to furnish similar services to other entities. The Existing Agreement was approved by the Company's stockholders on May 30, 2006.

        Pursuant to the Existing Agreement and subject to the overall supervision of the Board, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter (the "Income Fee"). Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind ("PIK") interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Under the Existing Agreement, our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter (the "Quarterly Income Hurdle Rate"). If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the Quarterly Income Hurdle Rate and receive an Income Fee. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the Income Fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        Under the Existing Agreement, we pay our investment adviser an Income Fee in each calendar quarter as follows:

  •
  no Income Fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Quarterly Income Hurdle Rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Quarterly Income Hurdle Rate but is less than 2.5% in any calendar quarter. This portion of the Income Fee is referred to as the "catch-up provision." In the event our pre-incentive fee net investment income exceeds 2.5% in any calendar quarter (the "Catch-up Hurdle Rate"), this catch-up provision provides our investment adviser with 20% of our pre-incentive fee net investment income as if the Quarterly Income Hurdle Rate did not apply; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds the Catch-up Hurdle Rate in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        The Company defers cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of the net assets (defined as total assets less indebtedness) at the beginning of such period (the "General Hurdle"). These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment can then be made under our investment advisory and management agreement.

Payment of Our Expenses

        The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other investment advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other investment advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business pursuant to our administration agreement.

Duration, Termination and Amendment

        At an in-person meeting of the Board on February 24, 2006, the terms and conditions of the Existing Agreement were approved by the Board with the recommendation that stockholders of the

Company vote to approve the Existing Agreement. A discussion regarding the basis for the Board's approval is available in our proxy statement for our 2006 Annual Meeting of Stockholders. Our stockholders approved the Existing Agreement on May 30, 2006, which was entered into on June 1, 2006. Unless terminated earlier, the Existing Agreement will automatically renew for successive annual periods if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our independent directors.

        At an in-person meeting of the Board held on March 16, 2011, the Board, including a majority of the independent directors, approved the continuation of the Existing Agreement through June 1, 2012. The independent directors had the opportunity to consult in executive session with counsel regarding the approval of such agreement.

        The Existing Agreement will automatically terminate in the event of its assignment. The Existing Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

Indemnification

        The Existing Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the Existing Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

        Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Ares Management is the sole member of our investment adviser. Ares Management is controlled by APMC. APMC is managed by an executive committee comprised of Messrs. Michael Arougheti, David Kaplan, Gregory Margolies, Antony Ressler and Bennett Rosenthal. The principal business address of each of the persons and entities referred to in this paragraph other than Mr. Arougheti is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Mr. Arougheti's principal business address is 245 Park Avenue, 44th Floor, New York, New York 10167.

        Certain of our officers and directors have indirect ownership and financial interests in affiliates of our investment adviser. Certain of our officers and directors also serve as principals of other investment managers affiliated with our investment adviser that manage investment funds with investment objectives similar to ours. In addition, certain of our officers and directors and the members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates.

        Our chairman, Bennett Rosenthal, as well as our director Antony P. Ressler, our director and President, Michael Arougheti, our Chief Financial Officer, Penni F. Roll, our Chief Compliance Officer and Vice President, Michael D. Weiner, our General Counsel, Vice President and Secretary, Joshua Bloomstein, our Treasurer, Richard S. Davis, and our Assistant Treasurer, Scott Lem, are all also officers or employees of our investment adviser or its affiliates. In addition, Messrs. Rosenthal and Arougheti are members of the investment committee of our investment adviser.

Board Considerations Regarding the Continuation of the Existing Agreement and the Proposed Amendments Thereto

        At an in-person meeting of the Board held on March 16, 2011, the Board, including a majority of the independent directors, approved (i) the continuation of the Existing Agreement, (ii) the Hurdle Amendment (as defined below) and (iii) the Capital Gains Amendment (as defined below). The independent directors consulted with counsel in executive session regarding the continuation of the Existing Agreement and the approval of the Hurdle Amendment and the Capital Gains Amendment.

        In reaching the conclusion that the continuation of the Existing Agreement and the approval of the Hurdle Amendment and the Capital Gains Amendment are in the best interests of the Company's stockholders, the Board reviewed information prepared for the Board for this purpose and considered, among other things:

  (i)
  the nature, extent and quality of the advisory and other services to be provided to the Company by our investment adviser under the Existing Agreement and under the Existing Agreement as proposed to be amended;

  (ii)
  the long and short-term investment performance of the Company and our investment adviser;

  (iii)
  the costs of the services provided by our investment adviser (including the base management fee, incentive fee (including hurdle rates) and expense ratios) and comparative data based on publicly available information, under both the Existing Agreement and under the Existing Agreement as proposed to be amended;

  (iv)
  the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt and whether such limited economies of scale would benefit our stockholders;

  (v)
  our investment adviser's estimated pro forma profitability with respect to managing us under the Existing Agreement and under the Existing Agreement as proposed to be amended; and

  (vi)
  the limited potential for our investment adviser and its affiliates to derive additional benefits as a result of our investment adviser's relationship with us, including soft dollar arrangements.

        In approving the continuation of the Existing Agreement and the Hurdle Amendment and the Capital Gains Amendment, the Board, including a majority of the independent directors, made the following determinations:

  •
  Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the investment selection process employed by our investment adviser, including the flow of transaction opportunities resulting from our investment adviser's investment professionals' significant capital markets, trading and research expertise, the employment of our investment adviser's investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Company. The Board also considered our investment adviser's personnel and their prior experience in connection with the types of investments made by us, including such personnel's network of relationships with intermediaries focused on middle-market companies. The Board also considered the benefit and increasing costs of our investment adviser continuing to be able to recruit and retain top talent. In addition, the Board considered the other terms and conditions of the Existing Agreement and the Existing Agreement as proposed to be amended. The Board determined that the substantive terms of the Existing Agreement and the Existing Agreement as proposed to be amended (other than the fees payable thereunder, which the Board reviewed separately), including the services to be provided, are generally the same as those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services on a comparable basis from other third party services providers or through an internally managed structure. In addition, the Board considered the fact that we have the ability to terminate the Existing Agreement and the Existing Agreement as proposed to be amended without penalty upon 60 days' written notice to our investment adviser. The Board further determined that our investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in middle-market companies and have developed an investment evaluation process and an extensive network of relationships with financial sponsors and intermediaries focused on middle-market companies, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams or investment advisers of other comparable BDCs described in the available market data.

  •
  Investment Performance.  The Board reviewed the long-term and short-term investment performance of the Company and our investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally managed BDCs and their investment advisers. The Board determined that our investment adviser was delivering results consistent with the investment objective of the Company and that our investment performance was generally above average when compared to comparable BDCs. The Board further determined that in light of the performance history of the Company, our investment adviser's extensive experience with our particular investment objectives and policies and our investment adviser's commitment to the Company, the investment performance of the Company was likely to remain consistent with the approval of the Existing Agreement and noted that the proposed amendments were being approved for the reasons described in more detail below under "PROPOSAL 4: APPROVAL OF AMENDMENT TO HURDLE RATE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT—Board Consideration of the Approval of the Hurdle Amendment" and "PROPOSAL 5: APPROVAL OF AMENDMENT TO THE CALCULATION OF CAPITAL GAINS FEE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT—Board Consideration of the Approval of the Capital Gains Amendment."

  •
  Costs of the Services Provided to the Company.  The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the base management fee and incentive fees (including hurdle rates)) of other BDCs with similar investment objectives, our operating expenses and expense ratios compared to other BDCs of similar size and with similar investment objectives, as well as the administrative services that our administrator will provide to us at cost. The Board also considered numerical examples of the calculation of the fees that would be payable if the Hurdle Amendment and/or the Capital Gains Amendment was approved. Based upon its review, the Board determined that the fees to be paid under the Existing Agreement and the Existing Agreement as proposed to be amended are generally similar to those payable under agreements of comparable BDCs described in the available market data. In addition, after examining market data, information prepared by management and a detailed discussion with management, the Board determined that while our total expenses (adjusted for certain non-recurring items and including interest expense and credit facility fees) as a percentage of assets for the year ended December 31, 2010 were slightly above average as compared to those disclosed in market data by comparable BDCs, our total expenses (adjusted for certain non-recurring items and excluding interest expense and credit facility fees) as a percentage of assets for the year ended December 31, 2010 were similar to or lower than those disclosed by comparable BDCs. The Board noted that the slightly above average total expenses as a percentage of assets were attributable to increased interest expense as a result of our strategy of decreasing our balance sheet risk by extending debt maturities and refinancing short-term borrowings under floating rate secured debt with long-term fixed rate unsecured debt. The Board further noted that many of our BDC competitors have been unable to access such unsecured debt.

  •
  Economies of Scale.  The Board considered information about the potential for our stockholders to experience economies of scale as the Company grows in size. The Board considered that the private debt business is one of the least scalable businesses because it requires additional resources as it grows and also considered that because there are no break points in our investment adviser's fees, any benefits resulting from the growth in our assets where our fixed costs did not increase proportionately would not inure to the benefit of the stockholders. Therefore, the Board determined that the advisory fee structure with respect to the Existing Agreement and the Existing Agreement as proposed to be amended was reasonable and that no changes were currently necessary to reflect economies of scale.

  •
  Estimated Pro Forma Profitability of the Investment Adviser.  The Board considered information about our investment adviser's budget and determined that, based on the information available to the Board, our investment adviser's estimated pro forma profitability with respect to managing the Company was likely equal to or less than the profitability of investment advisers managing comparable BDCs though the Board noted that no market data was available for such advisers. The Board noted that it was relying, in particular, on the fact that the management fee payable to our investment adviser is 1.50% (compared to 2.00% for several of our competitors) and is not paid on cash or cash equivalents held by the Company (unlike some of our competitors).

  •
  Limited Potential for Additional Benefits Derived by the Investment Adviser.  The Board determined that there is limited potential for our investment adviser and its affiliates to derive additional benefits, such as soft dollar arrangements with brokers, as a result of our investment adviser's relationship with us.

        In addition, in approving the Hurdle Amendment and the Capital Gains Amendment, the Board reviewed the additional information set forth in Proposals 4 and 5 below, as applicable. Based on its evaluation of all the factors it deemed material, including the information reviewed as described above and the discussions at the meeting and with outside counsel during executive session, the Board, including a majority of the independent directors, determined that the fee rates under the Existing Agreement and the fee rates under the Existing Agreement as proposed to be amended, are fair and reasonable in relation to the services to be provided and approved the continuation of the Existing Agreement and the Hurdle Amendment and the Capital Gains Amendment as being in the best interests of the Company and our stockholders.

        The Board then directed that the Hurdle Amendment and the Capital Gains Amendment be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the Hurdle Amendment and the Capital Gains Amendment. Neither the effectiveness of the Hurdle Amendment nor the effectiveness of the Capital Gains Amendment is conditioned on the approval of the other and the Board recommends voting for both proposals.

        Conclusions.    In view of the wide variety of factors that the Board considered in connection with its evaluation of the Existing Agreement and the proposed amendments thereto, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

  Other Actions Taken With Respect to the Existing Agreement Since January 1, 2010

        At a meeting of the Board held on May 3, 2010, the Board, including a majority of the independent directors, approved the continuation of the Existing Agreement through June 1, 2011. The independent directors had the opportunity to consult in executive session with counsel regarding the approval of such agreement.

PROPOSAL 4: APPROVAL OF AMENDMENT TO HURDLE RATE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

        We are seeking approval of an amendment to the Existing Agreement that would change the structure of the Incentive Fee in a manner that would reduce the "hurdle rates" required for our investment adviser to earn, and be paid, the Incentive Fee. This proposed amendment is referred to herein as the "Hurdle Amendment." A copy of the incentive fee provision of the Existing Agreement is attached as Appendix A to this proxy statement and is marked to show the changes proposed by the Hurdle Amendment.

        At an in-person meeting of the Board held on March 16, 2011, the Board, including a majority of the independent directors, approved the Hurdle Amendment as being in the best interests of the Company and our stockholders. The Board then directed that the Hurdle Amendment be submitted to the Company's stockholders for approval with the Board's recommendation that the stockholders vote to approve the Hurdle Amendment.

Reasons for the Hurdle Amendment

        Pursuant to the terms of the Existing Agreement, our investment adviser provides investment advisory and management services to us. As compensation for these services, the Existing Agreement provides for the payment of a fee comprised of two components: a base management fee and an incentive fee. Our investment adviser has been providing investment advisory and management services to us pursuant to the stockholder-approved terms of the Existing Agreement since June 2006 (and from October 2004 to June 2006 pursuant to a similar agreement).

        Our investment adviser has reviewed the comparative data with respect to services rendered, advisory fees (including base management fees and incentive fees) and financial performance of other BDCs with a similar combination of total asset size and investment objectives and has noted the growing competition for skilled investment professionals. In addition, the investment adviser considered the Company's performance, including profitability and credit performance, achieved as a result of the investment adviser's strategy of seeking the most attractive risk adjusted returns in the market at the time of investment.

        As a result, our investment adviser proposed the Hurdle Amendment to the Existing Agreement's incentive fee structure to the Board to reduce certain "hurdle rates" used to determine whether our investment adviser will earn and be entitled to cash payment of the Incentive Fee. We believe that the Hurdle Amendment better aligns our and our investment adviser's interests by not disincentivizing our investment adviser from investing in senior assets with lower absolute, yet higher risk-adjusted, returns, when market conditions warrant making such investments due to a lower probability of default compared to higher yielding junior assets (e.g., when higher leverage levels, lower required equity contributions and/or lower pricing exists). Further, the Board took into account our investment adviser's successful implementation of this strategy in the past, the current excess liquidity in the capital markets and the current low interest rate environment. We believe aligning the interests of the Company and our investment adviser in a market where many of our BDC competitors pay incentive fees to their investment advisers based on 7.0% hurdle rates, do not have incentive fee cash deferral provisions, and have management fees that are 50 basis points higher than what we pay, may assist our investment adviser to retain and compete for skilled investment professionals.

        A more detailed discussion on the structure of the base management fee, the Income Fee and the Capital Gains Fee is set forth above under the heading "Investment Advisory and Management Agreement—Terms of the Existing Agreement." Additional detail on the proposed the Hurdle Amendment is set forth below under the heading "the Hurdle Amendment."

        The Board reviewed a number of factors in determining whether or not the Hurdle Amendment is in the best interest of the Company and our stockholders, and approved the Hurdle Amendment. A more detailed discussion of the factors considered in the Board's decision to approve and recommend the Hurdle Amendment to the Company's stockholders is set forth below under the heading "Board Consideration of the Approval of the Hurdle Amendment."

The Hurdle Amendment

        The Hurdle Amendment will (i) lower the Quarterly Income Hurdle Rate used in calculating the Income Fee from 2.0% (or 8.0% annually) under the Existing Agreement to 1.75% (or 7.0% annually) and adjust the related quarterly Catch-up Hurdle Rate from 2.5% to 2.1875% (or from 10.0% to 8.75% annually) and (ii) lower the General Hurdle for deferral of payment of incentive fees generally from 8.0% over the prior four full calendar quarters to 7.0% over the prior four full calendar quarters.

        A copy of the incentive fee provision of the Existing Agreement is attached as Appendix A to this proxy statement and is marked to show the changes proposed by the Hurdle Amendment.

        The following paragraphs briefly summarize some important provisions of the Hurdle Amendment, but for a complete understanding of this amendment you should read Appendix A. The Board recommends that our stockholders approve the Hurdle Amendment, which includes the proposed decrease in the Quarterly Income Hurdle Rate from 2.0% to 1.75% (or from 8.0% annually to 7.0% annually) (and the corresponding decrease in the Catch-up Hurdle Rate from 2.5% to 2.1875% (or from 10.0% annually to 8.75% annually)) and the proposed decrease in the General Hurdle from 8.0% to 7.0%. If the Hurdle Amendment goes into effect, our investment adviser may be eligible to receive an incentive fee for pre-incentive fee net investment income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all.

Amendment to the Income Fee Hurdle Rate

        Under the Hurdle Amendment, we would pay our investment adviser an Income Fee in each calendar quarter as follows:

  •
  no Income Fee in any calendar quarter in which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness), does not exceed 1.75%;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but is less than 2.1875% in any calendar quarter. As previously noted, in the event pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, this "catch-up provision" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if the amended hurdle rate did not apply; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

Amendment to the General Hurdle

        Under the Hurdle Amendment, we would defer cash payment of any incentive fee otherwise earned by our investment adviser as follows: if, during the most recent four full calendar quarter period ending on or prior to the date payment of an incentive fee is to be made, the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under our investment advisory and management agreement.

EXAMPLES

        See Example 1 below for a comparison of the calculation of the Income Fee under the Existing Agreement and under the Existing Agreement if it is amended by the Hurdle Amendment.

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

  •
  Management fee(2) = 0.375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets (defined as total assets less indebtedness). In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 1.5% annualized management fee.

(3)
Excludes offering expenses.

Alternative 1: Pre-incentive fee net investment income does not exceed 1.75% quarterly hurdle proposed by the Hurdle Amendment (7.0% annualized)

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%

Alternative 1a: Existing Agreement

Additional Assumption

  •
  Hurdle rate = 2.00% (represents a quarter of the 8.0% annualized hurdle rate)

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 1b: Existing Agreement if amended by the Hurdle Amendment

Additional Assumption

  •
  Hurdle rate = 1.75% (represents a quarter of the 7.0% annualized hurdle rate)

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2: Pre-incentive fee net investment income exceeds (i) 1.75% quarterly hurdle rate proposed by the Hurdle Amendment (7.0% annualized) and (ii) 2.00% quarterly Existing Agreement hurdle rate (8.0% annualized), but does not exceed 2.50% Existing Agreement quarterly catch-up (10.0% annualized)

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.70%

  •
  Pre-incentive fee net investment income (investment income) - (management fee + other expenses)) = 2.125%

Alternative 2a: Existing Agreement

Additional Assumption

  •
  Hurdle rate = 2.00% (represents a quarter of the 8.0% annualized hurdle rate)

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

Alternative 2b: Existing Agreement if amended by the Hurdle Amendment

Additional Assumption

  •
  Hurdle rate = 1.75% (represents a quarter of the 7.0% annualized hurdle rate)

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.125% - 1.75%) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3—Pre-incentive fee net investment income exceeds 1.75% quarterly hurdle rate proposed by the Hurdle Amendment (7.0% annualized) but does not exceed 2.00% quarterly Existing Agreement hurdle rate (8.0% annualized)

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.40%

  •
  Pre-incentive fee net investment income ((investment income) - (management fee + other expenses)) =1.825%

Alternative 3a: Existing Agreement

Additional Assumption

  •
  Hurdle rate = 2.00% (represents a quarter of the 8.0% annualized hurdle rate)

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 3b: Existing Agreement if amended by the Hurdle Amendment

Additional Assumption

  •
  Hurdle rate = 1.75% (represents a quarter of the 7.0% annualized hurdle rate)

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (1.825% - 1.75%)) + 0%
	=	100% × 0.075%
	=	0.075%

Alternative 4—Pre-incentive fee net investment income exceeds 1.75% quarterly hurdle proposed by the Hurdle Amendment (7.0% annualized) and exceeds 2.50% Existing Agreement quarterly catch-up (10.0% annualized)

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%

Alternative 4a: Existing Agreement

Additional Assumption

  •
  Hurdle rate = 2.00% (represents a quarter of the 8.0% annualized hurdle rate)

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

Alternative 4b: Existing Agreement if amended by the Hurdle Amendment

Additional Assumption

  •
  Hurdle rate = 1.75% (represents a quarter of the 7.0% annualized hurdle rate)

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Fees Payable to the Investment Adviser

        If the Hurdle Amendment goes into effect, our investment adviser may be eligible to receive an incentive fee for pre-incentive fee net investment income earlier, and potentially in higher amounts, than it would have received under the Existing Agreement, if at all.

        The table below compares the annual investment advisory fees under the Existing Agreement for the year ended December 31, 2010 to the pro forma annual investment advisory fees assuming the new hurdle rates provided for in the Hurdle Amendment had been in effect for the year ended December 31, 2010.

Annual Investment Advisory Fees	Existing Agreement	Pro forma for the Hurdle Amendment	Difference
Incentive Management Fees(1)	$76,895	$76,895	0%
Base Management Fees	$51,998	$51,998	0%
Total Operating Expenses	$262,188	$262,188	0%

(1)
Because we exceeded the existing Catch-up Hurdle Rate of 2.50% (or annualized 10.0%) for each quarter in the year ended December 31, 2010, reducing the quarterly hurdle rate from 2.00% (or annualized 8.0%) to 1.75% (or annualized 7.0%) as contemplated by the Hurdle Amendment would not have impacted the amount of the Incentive Fee payable to our investment adviser by us in the year ended December 31, 2010.

Board Consideration of the Approval of the Hurdle Amendment

        At an in-person meeting of the Board held on March 16, 2011, the Board members present, including a majority of the independent directors, approved the Hurdle Amendment. A copy of the incentive fee provision of the Existing Agreement is attached as Appendix A to this proxy statement and is marked to show the changes proposed by the Hurdle Amendment. The independent directors consulted with counsel in executive session regarding the approval of the Hurdle Amendment.

        In determining that the approval of the Hurdle Amendment and the submission thereof to the Company's stockholders for approval was in the best interests of the Company and our stockholders, the Board reviewed the information listed above under "Investment Advisory and Management Agreement" as well as the information set forth below.

        The Board noted that if the Hurdle Amendment goes into effect, our investment adviser may be eligible to receive an Incentive Fee for pre-incentive fee net investment income earlier (and potentially in higher amounts in the event we do not exceed the Catch-up Hurdle Rate) than it would have under the Existing Agreement. The Board also noted that if the Hurdle Amendment goes into effect, our ability to defer the payment of the Incentive Fee will be limited to the extent of the hurdle reduction proposed by the Hurdle Amendment. However, the Board noted that the lower hurdle rates better align our and the investment adviser's interests by not disincentivizing our investment adviser, where market conditions warrant it (for instance where higher leverage levels, lower required equity contributions and tighter pricing exists), from seeking to invest in senior assets with lower absolute, yet potentially higher risk-adjusted, returns due to a lower probability of defaults when compared to higher yielding junior assets. In particular, the Board considered the Company's performance, including profitability and credit performance, achieved as a result of our investment adviser's continued strategy of seeking the most attractive long-term risk adjusted returns in the market at the time of investment. The Board noted the desirability of setting the correct parameters to evaluate risk and best align our interests and the interests of our investment adviser, particularly given the volatility of the markets during the past few years. The Board also noted that the Company defers the cash payment of any incentive fee otherwise earned by our investment adviser if we do not meet the General Hurdle and considered, in particular, the effectiveness of the General Hurdle during the dislocation in the credit markets that began in 2007. The Board also noted that only one of our similarly sized competitors has a similar incentive fee cash deferral hurdle provision.

        The Board also noted that several competitors, including Apollo Investment Corporation, Prospect Capital Corporation, Solar Capital Ltd. and PennantPark Investment Corporation, currently pay incentive fees to their respective investment advisers based on 7.0% hurdle rates. The Board also noted that the same competitors also currently pay a 2.0% management fee to their respective investment advisers instead of the 1.5% management fee paid by the Company to its investment adviser. The Board further noted that while two other competitors, Blackrock Kelso Capital Corporation and Fifth Street Finance Corporation, currently have 8.0% hurdle rates, they also currently pay a 2.0% management fee to their respective investment advisers instead of the 1.5% management fee paid by the Company to its investment adviser. The Board noted that in a market where investment risk is increasing (as evidenced by increasing leverage and lower pricing) and where many of our BDC competitors have management fees that are 50 basis points higher than what we pay and pay incentive fees to their investment advisers based on 7.0% hurdle rates (but without, as is the case with the Existing Agreement, an incentive fee deferral mechanism that provides an additional layer of stockholder protection against required payments to the investment adviser even where there is a material reduction in net investment income), better aligning the interests of the Company and our investment adviser may assist our investment adviser to retain and compete for skilled investment professionals. The Board also considered that the investment adviser's strategy of seeking lower risk, lower return investments during the period leading up to the credit dislocation beginning in mid 2007, which benefited the Company's performance during the ensuing credit dislocation.

        Based on its evaluation of all the factors it deemed material, including the information reviewed as described herein and the discussions at the meeting and with outside counsel during executive session, the Board, including a majority of the independent directors, determined that the Existing Agreement, as proposed to be amended by the Hurdle Amendment, including the fees, are fair and reasonable in relation to the services to be provided and approved the Hurdle Amendment as being in the best interests of the Company and our stockholders.

        The Board then directed that the Hurdle Amendment be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the Hurdle Amendment.

        The affirmative vote of holders of at least a "majority," as defined in the Investment Company Act, of (i) the outstanding shares of the Company and (ii) the outstanding shares of the Company held by persons that are not affiliated persons of the Company, is required to approve this proposal. Under the Investment Company Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the outstanding shares of the Company's common stock present at the Annual Meeting or represented by proxy if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy or (b) more than 50% of the Company's outstanding shares of common stock. Abstentions and broker non-votes (i.e., proxies from brokers, banks or other institutions or nominees indicating that they have not received instructions from the beneficial owners on an item for which brokers, banks or other institutions or nominees do not have discretionary power to vote) will have the effect of a vote against this proposal.

        If our stockholders approve this proposal, the Existing Agreement, as amended by the Hurdle Amendment, will remain in full force and effect for one year from the date of the annual meeting, and will automatically renew for successive annual periods thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company, and (ii) the vote of a majority of those directors of the Company who are not parties to the Existing Agreement, as amended or "interested persons" as defined in the Investment Company Act of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Existing Agreement will be amended by the Hurdle Amendment upon the effective date of the Hurdle Amendment. The approval of the Hurdle Amendment is not contingent on the Approval of the Capital Gains Amendment. If both the Hurdle Amendment and the Capital Gains Amendment are approved, the Existing Agreement will be amended by both the Hurdle Amendment and the Capital Gains Amendment upon the effective date of such amendments.

        The Board recommends voting for the approval of the Hurdle Amendment.

PROPOSAL 5: APPROVAL OF AMENDMENT TO THE CALCULATION OF THE CAPITAL GAINS FEE UNDER THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

        We are seeking approval of an amendment to the Existing Agreement in order to provide that asset valuations related to the capital gains portion of the investment adviser's incentive fee shall be calculated using the purchase price paid by the Company as the "cost" of such asset even if GAAP requires the Company to record such cost at fair value in the Company's financial statements, whether such purchase price is higher or lower than the fair value of such asset (as determined in accordance with GAAP) at the time of acquisition. This proposed amendment is referred to herein as the "Capital Gains Amendment."

        At an in-person meeting of the Board held on March 16, 2011, the Board, including a majority of the independent directors, approved the Capital Gains Amendment as being in the best interests of the Company and our stockholders and consistent with the Exisiting Agreement's original intent. The Board then directed that the Capital Gains Amendment be submitted to the Company's stockholders for approval with the Board's recommendation that the stockholders vote to approve the Capital Gains Amendment.

Reasons for the Capital Gains Amendment

        Pursuant to the terms of the Existing Agreement, our investment adviser provides investment advisory and management services to us. As compensation for these services, the Existing Agreement provides for the payment of a fee comprised of two components: a base management fee and an incentive fee. Our investment adviser has been providing investment advisory and management services to us pursuant to the stockholder-approved terms of the Existing Agreement since June 2006 (and from October 2004 to June 2006 pursuant to a similar agreement).

        In connection with our annual review of the Existing Agreement, it was determined that, as currently formulated, the language for calculating the incentive fees paid by us to our investment adviser needed to be further defined in order to ensure appropriate compensation and proper incentives for our investment adviser. Under the current incentive fee structure, a portion of the incentive fee payable to our investment adviser is based on our cumulative aggregate realized capital gains and losses and aggregate unrealized capital depreciation. The Existing Agreement provides that we calculate (i) cumulative aggregate realized capital gains as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment, (ii) cumulative aggregate realized capital losses as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment, and (iii) cumulative aggregate unrealized capital depreciation as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        In considering the calculation of the incentive fee with respect to investments acquired in the Allied Acquisition (the "Allied Investments"), we determined that an ambiguity exists in the contractual interpretation of the term "accreted or amortized cost basis" of an investment when viewed in light of GAAP applicable to us such as Financial Accounting Standards Board Accounting Standards Codification 805-10 (previously SFAS No. 141(R)), Business Combinations ("ASC 805-10"). Since GAAP requires us to use the acquisition method of accounting to record acquired investments at fair value as of the date of acquisition instead of at their actual cost to us, certain unintended consequences may occur in the calculation of this portion of our investment adviser's incentive fee that were not contemplated by the original intent of the parties (such as paying the investment adviser incentive fees for overpaying for a portfolio or not paying the investment adviser incentive fees when investments are sold in excess of what we paid for them).

        For example, our investment adviser negotiated a purchase price of approximately $1.70 billion for the Allied Investments, but the fair value of such investments at the time the Allied Acquisition closed was $1.83 billion. As a result of the appropriate application of ASC 805-10, the Company recorded a non-cash gain of approximately $195.9 million related to the Allied Acquisition. Of the $195.9 million, approximately $130.0 million was attributable to a write up of the Allied Investments (i.e., the positive difference between the fair value of the investments and the purchase price we paid for the investments) to fair value, and the remainder was attributable to a gain on liabilities assumed. Under the Existing Agreement, if we subsequently sell the Allied Investments for a price greater than the amount paid by us for such investments but less than the amount at which such investments are recorded, we would not recognize a realized gain at the time of subsequent exit under GAAP in our financial statements, and our investment adviser would not be compensated within the initial intent of the Existing Agreement for its role in producing any portion of the approximately $130.0 million non-cash gain that represents the excess of the fair value of the Allied Investments at the time of their acquisition over the amount paid by us for such investments. As of April 26, 2011, approximately $53.5 million of the approximately $130.0 million non-cash gain recorded at the time of acquisition has been realized through exits or repayments of investments.

        We believe that the structure of the Capital Gains Fee was originally designed to compensate our investment adviser based on the actual benefit or gain to the Company, particularly capital gains that may result from our investment adviser successfully negotiating a purchase price for acquired investments lower than the fair value of such investments at the time of acquisition. As a result, we are proposing to define "accreted or amortized cost basis" of an investment for purposes of calculating the incentive fee under the Existing Agreement as amended by the Capital Gains Amendment as a pro rata allocation of the purchase price paid by the Company for such investment in those specific situations where GAAP requires the Company to record acquired investments at fair value in the Company's financial statements on the date of acquisition instead of at their actual cost. This would serve the purpose of ensuring that our investment adviser is compensated in accordance with the original intent of the incentive fee as well as aligning the interests of the Company and our investment adviser to negotiate lower investment purchase prices and optimize the nature, structuring and disposition of our investments. For example, as shown in Alternatives 2a and 2b below, if we acquire investments with a fair value less than the purchase price paid, then we would be required to pay a Capital Gains Fee to our investment adviser in an aggregate amount greater than under the Existing Agreement as amended by the Capital Gains Amendment. Accordingly, without further defining the calculation of the Capital Gains Fee, a higher fee would be paid in respect of acquisitions of assets at a purchase price greater than the fair value of those assets where those assets were ultimately disposed of at a loss, which is a result not intended by the Existing Agreement.

        A more detailed discussion on the structure of the base management fee, the Income Fee and the Capital Gains Fee is set forth above under the heading "Investment Advisory and Management Agreement—Terms of the Existing Agreement." Additional detail on the proposed the Capital Gains Amendment is set forth below under the heading "the Capital Gains Amendment."

        The Board reviewed a number of factors in determining whether or not the Capital Gains Amendment is in the best interest of the Company and our stockholders, and approved the Capital Gains Amendment. A more detailed discussion of the factors considered in the Board's decision to approve and recommend the Capital Gains Amendment to the Company's stockholders is set forth below under the heading "Board Consideration of the Approval of the Capital Gains Amendment."

The Capital Gains Amendment

        The Capital Gains Amendment provides that if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1)(x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        A copy of the incentive fee provision of the Existing Agreement is attached as Appendix B to this proxy statement and is marked to show the changes proposed by the Capital Gains Amendment.

        The following paragraphs briefly summarize the important provisions of the Capital Gains Amendment, but for a complete understanding of this amendment you should read Appendix B. The Board recommends that our stockholders approve the Capital Gains Amendment, which includes the additional language with respect to the accreted and amortized cost basis component of the Capital Gains Fee calculation.

Amendment to the Capital Gains Fee Calculation

        Under the current incentive fee formulation, a portion of the incentive fee payable to our investment adviser is based on cumulative aggregate realized capital gains and losses and aggregate unrealized capital depreciation. The Existing Agreement provides that we calculate (i) cumulative aggregate realized capital gains as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment, (ii) cumulative aggregate realized capital losses as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment, and (iii) cumulative aggregate unrealized capital depreciation as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        The Existing Agreement as amended by the Capital Gains Amendment would provide that if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid by the Company for such investment (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be the Contractual Cost Basis, whether such Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

EXAMPLES

        See Example 1 below for a comparison of the calculation of the Capital Gains Fee under the Existing Agreement and under the Existing Agreement as amended by the Capital Gains Amendment in the event the acquisition method of accounting set forth in ASC 805-10 must be applied to a transaction where the Company pays (a) less for a company than its fair value and (b) more for a company than its fair value.

Example 1—Capital Gains Portion of Incentive Fee:

Assumptions

  •
  Year 1: $20 million investment made in Investment A ("Investment A") and we pay $60 million for Company X (consisting of a portfolio company investment in Investment B ("Investment B"), and a portfolio company investment in Investment C ("Investment C")), accounted for using purchase accounting. Investment A recorded at a cost of $20 million, Investment B initially recorded at its fair value ("FV") and Investment C initially recorded at its FV.

  •
  Year 2: Investment C is sold for $35 million. FV of Investment A determined to be $20 million and FV of Investment B determined to be $35 million.

  •
  Year 3: Investment A is sold for $50 million. FV of Investment B determined to be $40 million.

  •
  Year 4: Investment B sold for $40 million

Alternative 1: FV of investments is greater than purchase price paid

Assumptions

  •
  $60 million paid by us for Company X

  •
  FV of Investment B at the time of investment is $35 million.

  •
  Purchase Price allocable to Investment B is $28 million.

  •
  FV of Investment C at the time of investment is $40 million.

  •
  Purchase Price allocable to Investment C at the time of investment is $32 million.

  •
  No change in FV of Investment B or Investment C in Year 1.

Alternative 1a—Under the Existing Agreement, the Capital Gains Fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: None (No realized capital gains)

  •
  Year 3: $5 million (20% multiplied by $25 million cumulative realized capital gains ($30 million realized capital gains on Investment A less $5 million realized capital loss on Investment C in Year 2))

  •
  Year 4: $1 million ($6 million (20% multiplied by $30 million cumulative realized capital gains) less $5 million (Cumulative Capital Gains Fee paid in Year 3))

Alternative 1b—Under the Existing Agreement as amended by the Capital Gains Amendment, the Capital Gains Fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $0.6 million (20% multiplied by $3 million realized capital gain on Investment C)

  •
  Year 3: $6 million ($6.6 million (20% multiplied by $33 million cumulative realized capital gains) less $0.6 million (Capital Gains Fee paid in Year 2))

  •
  Year 4: $2.4 million ($9 million (20% multiplied by $45 million cumulative realized capital gains) less $6.6 million (Cumulative Capital Gains Fees paid in Years 2 and 3))

Alternative 2: FV of investments is less than purchase price paid

Assumptions

  •
  FV of Investment B at the time of investment is $20 million.

  •
  Purchase Price allocable to Investment B is $40 million.

  •
  FV of Investment C at the time of investment is $10 million.

  •
  Purchase Price allocable to Investment C at the time of investment is $20 million.

  •
  No change in FV of Investment B or Investment C in Year 1.

Alternative 2a—Under the Existing Agreement, the Capital Gains Fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $5 million (20% multiplied by $25 million of realized capital gains on Investment C)

  •
  Year 3: $6 million ($11 million (20% multiplied by $55 million cumulative realized capital gains) less $5 million (Cumulative Capital Gains Fee paid in Year 2)

  •
  Year 4: $4 million ($15 million (20% multiplied by $75 million cumulative realized capital gains) less $11 million (Cumulative Capital Gains Fees paid in Years 2 and 3))

Alternative 2b—Under the Existing Agreement as amended by the Capital Gains Amendment, the Capital Gains Fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $2 million (20% multiplied by $10 million ($15 million realized capital gain on Investment C less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $7 million ($9 million (20% multiplied by $45 million cumulative realized capital gains) less $2 million (Capital Gains Fee paid in Year 2))

  •
  Year 4: None (No realized capital gains)

Comparison of the Effects of the Existing Agreement and the Existing Agreement as Amended by the Capital Gains Amendment

Fees Payable to the Investment Adviser

        The revised Capital Gains Fee formulation would apply to Capital Gains Fees calculated on a cumulative basis (i.e., from the Company's inception) after the Capital Gains Amendment is approved, with the effect of either increasing or decreasing the Company's aggregate accreted and amortized cost basis for each investment as well as the resultant Capital Gains Fee payable to our investment adviser.

        The table below compares the annual investment advisory fees under the Existing Agreement for the year ended December 31, 2010 to the pro forma annual investment advisory fees if the additional language for calculating the Capital Gains Fee provided for in the Capital Gains Amendment had been in effect for the year ended December 31, 2010.

Annual Investment Advisory Fees	Existing Agreement	Pro forma for the Capital Gains Amendment	Difference
Incentive Management Fees(1)	76,895	76,895	0%
Base Management Fees	51,998	51,998	0%
Total Operating Expenses	$262,188	$262,188	0%

(1)
At December 31, 2010, there was no Capital Gains Fee payable under the Existing Agreement as cumulative realized capital losses and aggregate unrealized depreciation exceeded cumulative realized capital gains by approximately $222 million. Using the additional language for calculating the Capital Gains Fee reflected in the Capital Gains Amendment, we would have had a deficit of approximately $171 million. Therefore, the calculation of the Capital Gains Fee under the Existing Agreement as amended by the Capital Gains Amendment would not have had an effect on the incentive fee payable to our investment adviser for the year ended December 31, 2010 (which was $0). However, after considering aggregate cumulative unrealized capital appreciation as required under GAAP, we would have had to accrue approximately $26 million of additional incentive fees payable under GAAP in addition to what was actually accrued prior to any Capital Gains Amendment, even though none of such fees would have been payable to our investment adviser at such time. Such additional fee accrual would have decreased stockholder equity by 0.9%.

Increase in Likely Payment of, and Accrued Liability for, the Capital Gains Fee as a result of the Allied Acquisition

        Even though the revised Capital Gains Fee formulation would apply to Capital Gains Fees calculated on a cumulative basis (i.e., from the Company's inception) after the Capital Gains Amendment is approved, the approval of the Capital Gains Amendment increases the likelihood that our investment adviser will earn the capital gains portion of our incentive fee as a result of the Allied Acquisition. Such increased likelihood results from the requirement under GAAP that we record the Allied Investments in our financial statements at an initial cost basis equal to their fair value instead of the purchase price we paid. Because the Allied Investments' initial cost basis under GAAP was higher than the purchase price we paid, our realized capital gains and unrealized capital appreciation was lower and our realized capital losses and unrealized capital depreciation was higher than if we had recorded such investments on our financial statements at their purchase price, in each case as described in more detail below. The maximum additional Capital Gains Fee potentially payable by us to our investment adviser as a result of the Allied Acquisition if the Capital Gains Amendment is approved is approximately $26 million. However, for our investment adviser to earn and be paid any portion of such fee, we must have sufficient cumulative net realized capital gains in excess of unrealized capital depreciation from our portfolio taken as a whole. An approval of the Capital Gains Amendment also means the amount of realized capital gains determined under the formula are likely to increase (due to calculating the Capital Gains Fee using the purchase price paid by us for the Allied Investments instead of their fair value at the acquisition date) and the amount of unrealized capital depreciation and realized capital losses determined under the formula is likely to decrease, which would make it easier for our investment adviser to earn Capital Gains Fees.

        In addition, for the quarter in which any approval of the Capital Gains Amendment by the stockholders occurs, we will be required to accrue an additional amount of capital gains incentive fees payable up to a maximum of approximately $26 million, even though no such fees would be payable to our investment adviser at the time of such accrual. Such accrual would result in a decrease in our net value. Even though no Capital Gains Fee was actually paid to our investment adviser for the year ended December 31, 2010, we accrued a capital gains incentive fee of $15.6 million in our financial statements for the year ended December 31, 2010 in accordance with GAAP. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Existing Agreement. The GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual Capital Gains Fees paid in all prior years. If such amount is negative, then there is no accrual for such year.

Board Consideration of the Approval of the Capital Gains Amendment

        At an in-person meeting of the Board held on March 16, 2011, the Board, including a majority of the independent directors, approved the Capital Gains Amendment. A copy of the incentive fee provision of the Existing Agreement is attached as Appendix B to this proxy statement and is marked to show the changes proposed by the Capital Gains Amendment. The independent directors consulted with counsel in executive session regarding the approval of the Capital Gains Amendment.

        In determining that the approval of the Capital Gains Amendment and the submission thereof to the Company's stockholders for approval was in the best interests of the Company and our stockholders, the Board reviewed the information listed above under "Investment Advisory and Management Agreement" as well as the information set forth below.

        With respect to its consideration of the Capital Gains Amendment, the Board noted that the calculation of the Capital Gains Fee in the Existing Agreement, when considered in light of the accounting policies described herein such as ASC 805-10, has the potential to reward our investment adviser for overpaying for investments and penalize our investment adviser for buying investments at less than their fair value. As currently formulated and set forth in further detail under the heading "Investment Advisory and Management Agreement—Terms of the Existing Agreement," the Capital Gains Fee is a percentage, if positive, of the difference between the Company's cumulative aggregate realized capital gains minus the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation. Each of the components of this calculation is based in part on the "accreted or amortized cost basis" of an investment. Such term may ordinarily be interpreted to require an adjustment to the purchase price paid for an investment to reflect any premium or discount. However, GAAP (including the acquisition method of accounting set forth in ASC 805-10) requires the Company to record acquired investments at their fair value as of the date of acquisition, rather than at the purchase price paid by the Company on such date. The Board noted that accounting pronouncements such as ASC 805-10 were intended as requirements for the Company's accounting practices, and were not meant to dictate the Company's method for calculating fees payable to its investment adviser under contracts such as the Existing Agreement. The Board determined that while such accounting pronouncements may shape the general understanding of "accreted or amortized cost basis," they do not require the Company to compute its advisory fees using the term "accreted or amortized cost basis" as such term is commonly understood or otherwise interpreted in authoritative accounting literature. Nevertheless, the Board acknowledged that the common understanding of "accreted or amortized cost basis," shaped in part by the relevant accounting pronouncements such as ASC 805-10 that is otherwise applicable to the Company's accounting practices, creates some ambiguity in the parties' intended use of the term under the Existing Agreement. As such, the Board determined that the proposed additional language to further define "accreted or amortized cost basis" as such term is used in the Existing Agreement is appropriate to align our investment adviser's interests with ours where we are purchasing investments that are initially recorded at fair value upon their acquisition for purposes of GAAP in our financial statements instead of at the purchase price we paid.

        In considering the appropriate language, the Board noted that using investments at their fair value at the time of acquisition rather than the actual purchase price paid by the Company at such time for purposes of determining the Company's aggregate cumulative realized capital gains or losses or aggregate capital depreciation could lead to the unintended consequence of disincentivizing our investment adviser from buying investments at less than fair value and potentially rewarding our investment adviser for selling investments below the purchase price we paid if the sale price is above the fair value recorded as cost in our financial statements at the time of acquisition. For example, our investment adviser negotiated a purchase price of approximately $1.70 billion for the Allied Investments, but the fair value of the Allied Investments at the time the acquisition closed was $1.83 billion. As a result of the appropriate application of ASC 805-10, the Company recorded a non cash gain of approximately $195.9 million related to the Allied Acquisition. Of the $195.9 million, approximately $130.0 million was attributable to a write up of the Allied Investments (i.e., the positive difference between the fair value of the investments and the purchase price we paid for the investments) to fair value, and the remainder was attributable to a gain on liabilities assumed. Under the Existing Agreement, if the Company subsequently sells the underlying Allied Investments for a price greater than the amount paid by us for such investments but less than the amount at which such investments are recorded, the Company would not realize a gain at the time of subsequent exit under GAAP in its financial statements, and our investment adviser would not be compensated within the initial intent of the Existing Agreement for its role in producing any portion of the approximately $130.0 million non-cash gain that represents the excess of the fair value of the Allied Investments at the time of their acquisition over the amount actually paid by us for such investments. In this instance, the Board noted that our investment adviser would be undercompensated for its successful efforts in negotiating a price for our purchase of the Allied Investments that was less than the fair value of such investments at the time of acquisition.

        In addition, if the Company were required by the terms of the Existing Agreement to determine the "accreted or amortized cost basis" of the investments in accordance with ASC 805-10, because the Capital Gains Fee is calculated net of any unrealized capital depreciation, measured as the difference, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment, then in the event a valuation of the Allied Investments is less than the amount at which such investments were recorded but more than the amount paid by us for such investments, unrealized "depreciation" from the written up value could reduce the Capital Gains Fee calculation, again undercompensating our investment adviser for its successful efforts in negotiating a beneficial purchase price.

        Conversely, if the Company were required by the terms of the Existing Agreement to determine the "accreted or amortized cost basis" of investments purchased in accordance with ASC 805-10, then in the event that we purchase investments that are recorded at a fair value less than the purchase price we paid, our investment adviser could be entitled to a Capital Gains Fee even if we subsequently sell the investment for an amount that is less than we paid for it, but more than the fair value at which such investment was recorded.

        In considering this proposal, the Board has taken into account its belief that the structure of the Capital Gains Fee was originally designed to compensate our investment adviser through a capital gains fee based on the actual benefit or gain to the Company (i.e., the excess of the price at which the investment is sold over the purchase price paid for an investment). This is particularly the case where our investment adviser generates gains by successfully negotiating a purchase price for an investment that is lower than the fair value of such investment at the time of acquisition.

        Moreover, the Board noted that the structure of the incentive fee under the Existing Agreement in a circumstance where GAAP requires acquisition accounting creates unnecessary conflicts of interest between us and our investment adviser with respect to the nature and disposition of our investments. For example, in the instance where an investment is recorded at fair value instead of the purchase price paid, the Existing Agreement disincentivizes our investment adviser from mitigating against future volatility by selling a volatile and risky (but currently high income producing) investment in an amount higher than the Company's purchase price and instead may incentivize our investment adviser to continue to hold such investment and earn the income associated with it. In addition, the Existing Agreement may incentivize our investment adviser to make higher risk, higher current yielding investments in a market where the Company is better off investing in lower risk, lower current yielding investments.

        The Board is aware that the unintended consequence of the Capital Gains Fee formulation under the Existing Agreement was brought to the Board's attention as a result of the Allied Acquisition's effect on the Capital Gains Fee. Consequently, the immediate effect of the proposed Capital Gains Fee amendment is an increase in the likelihood and amount of a Capital Gains Fee payment to our investment adviser as well as an immediate increase in the financial statement accrual for capital gains incentive fees in accordance with GAAP as previously described under the heading "Comparison of the Effects of the Existing Agreement and the Capital Gains Amendment" beginning in the period during which the Capital Gains Amendment becomes effective. Nevertheless, the Board has determined that the amendment is fair and reasonable and necessary to align the interests of our investment adviser with those of our stockholders for Capital Gains Fees calculated on a cumulative basis (i.e., from the Company's inception) in the future. The Board noted that the maximum additional Capital Gains Fee that could be earned solely as a result of the Allied Acquisition and the approval of the Capital Gains Amendment is approximately $26 million. The Board noted, however, that for our investment adviser to earn any portion of such fee, we must have sufficient net realized capital gains in excess of unrealized capital depreciation. The Board also noted that approval of the Capital Gains Amendment means the amount of realized capital gains determined under the formula are likely to increase (due to calculating the Capital Gains Fee using the purchase price we paid for the Allied Investments instead of their fair value at the acquisition date) and the amount of unrealized depreciation and realized capital losses determined under the formula is likely to decrease, which would make it easier for our investment adviser to earn Capital Gains Fees.

        The Board considered that the proposed amendment to the Capital Gains Fee formulation would not have had an effect on the fees paid by the Company to our investment adviser during the fiscal year ended December 31, 2010. The Board also noted that there will be no change in such fees actually paid unless and until the Company realizes cumulative aggregate capital gains large enough to offset the corresponding cumulative aggregate capital realized losses and aggregate capital depreciation, and that such future amount cannot now be precisely determined. The Board also noted that at the time of the Allied Acquisition, it had been the expectation of the Board and of management that the investment adviser would be entitled to an incentive fee that factored in the approximately $130.0 million non-cash gain to the extent it was actually realized over time.

        As a result of the foregoing, the Board determined that adding language to define "accreted or amortized cost basis" of an investment as an allocation of the purchase price paid by the Company for such investment in those specific situations where GAAP requires the Company to record acquired investments at fair value in the Company's financial statements on the date of acquisition (i.e., due to ASC 805-10), will resolve an ambiguity in the Existing Agreement in order to ensure that our investment adviser is appropriately compensated for negotiating a reduced purchase price for such investments. The Board further determined that the Capital Gains Amendment will properly align the incentives of our investment adviser and the Company to continue to negotiate reduced investment prices in the future and ensure appropriate timing of dispositions in accordance with the original intent of the incentive fee.

        The Board then directed that the Capital Gains Amendment be submitted to stockholders for approval with the Board's recommendation that the stockholders of the Company vote to approve the Capital Gains Amendment.

        Conclusions.    In view of the wide variety of factors that the Board considered in connection with its evaluation of our investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the Capital Gains Amendment, the Board, including a majority of the independent directors, approved the Capital Gains Amendment as being in the best interests of the Company and our stockholders. The Board then directed that the Capital Gains Amendment be submitted to stockholders for approval with the Board's recommendation that stockholders of the Company vote to approve the Capital Gains Amendment.

        The affirmative vote of holders of at least a "majority," as defined in the Investment Company Act, of (i) the outstanding shares of the Company and (ii) the outstanding shares of the Company held by persons that are not affiliated persons of the Company, is required to approve this proposal. Under the Investment Company Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the outstanding shares of the Company's common stock present at the Annual Meeting or represented by proxy if the holders of more than 50% of the shares of the Company's common stock are present or represented by proxy or (b) more than 50% of the Company's outstanding shares of common stock. Abstentions and broker non-votes (i.e., proxies from brokers, banks or other institutions or nominees indicating that they have not received instructions from the beneficial owners on an item for which brokers, banks or other institutions or nominees do not have discretionary power to vote) will have the effect of a vote against this proposal.

        If our stockholders approve this proposal, the Existing Agreement as Amended by the Capital Gains Amendment will remain in full force and effect for one year from the date of the annual meeting, and will automatically renew for successive annual periods thereafter, but only so long as such continuance is specifically approved at least annually by both (i) the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company, and (ii) the vote of a majority of those directors of the Company who are not parties to the Existing Agreement as Amended by the Capital Gains Amendment or "interested persons" as defined in the Investment Company Act of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Existing Agreement will be amended upon the effective date of the Capital Gains

Amendment. The approval of the Capital Gains Amendment is not contingent on the Approval of the Hurdle Amendment. If both the Capital Gains Amendment and the Hurdle Amendment are approved, the Existing Agreement will be amended by both the Capital Gains Amendment and the Hurdle Amendment upon the effective date of such amendments.

        The Board recommends voting for the approval of the Capital Gains Amendment.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2011 ANNUAL MEETING

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company's proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Charter Documents. The Company expects that the 2012 Annual Meeting of Stockholders will be held in June 2012, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for director or other proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no later than January 7, 2012 in order to be included in the Company's proxy statement and proxy card for the 2012 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2012 Annual Meeting, under the Company's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than December 8, 2011 and no later than 5:00 p.m., Eastern Time, on January 7, 2012 in order to be considered at the 2012 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

 FINANCIAL STATEMENTS AVAILABLE

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

        Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2010. Copies of these documents may also be accessed electronically by means of the Commission's home page on the internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

 HOUSEHOLDING OF PROXY MATERIALS

        The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year a number of brokers with account holders who are the Company's stockholders will be "householding" its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Ares Capital Management 3340 Peachtree Road NE, Suite 1800 Atlanta, Georgia or 404-814-5207. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 6, 2011

        The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at http://bnymellon.mobular.net/bnymellon/arcc.

OTHER MATTERS

        The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,
Bennett Rosenthal Chairman of the Board of Directors

New York, New York
April 28, 2011

 Appendix A—Hurdle Amendment

        (b)   The Incentive Fee shall consist of two parts, as follows:

            (i)  One part will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the quarter. "Pre-Incentive Fee net investment income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the calendar quarter, minus the Corporation's operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).

          Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

          Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation's net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of ~~2.00~~1.75% per quarter (~~8~~7% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation's ~~pre~~Pre-Incentive Fee net investment income in each calendar quarter as follows:

            (A)  no Incentive Fee in any calendar quarter in which the Corporation's ~~pre~~Pre-Incentive Fee net investment income does not exceed the hurdle rate;

            (B)  100% of the Corporation's ~~pre~~Pre-Incentive Fee net investment income with respect to that portion of such ~~pre~~Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than ~~2.50~~2.1875% in any calendar quarter (~~10~~8.75% annualized); and

            (C)  20% of the amount of the Corporation's ~~pre~~Pre-Incentive Fee net investment income, if any, that exceeds ~~2.50~~2.1875% in any calendar quarter (~~10~~8.75% annualized).

          These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

           (ii)  The second part of the Incentive Fee (the "Capital Gains Fee") will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2004, and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation's cumulative aggregate realized capital gains, in each case calculated from the Commencement Date. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. If this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

A-1

          For purposes of this Section 3(b)(ii):

          The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Corporation's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

          The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Corporation's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

          The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Corporation's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

          This amendment and restatement of the Original Agreement shall not be treated as such a termination.

          (iii)  Payment of any Incentive Fee otherwise earned by the Adviser shall be deferred ("Deferred Incentive Fees") if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the Corporation's aggregate distributions to its stockholders and (b) the change in the Corporation's net assets (before taking into account any incentive fees payable during that period) is less than ~~8~~7.0% of the Corporation's net assets at the beginning of such period. These calculations will be appropriately pro rated for the first three calendar quarters after the date of the Original Agreement and adjusted for any share issuances or repurchases during the relevant period. Any Deferred Incentive Fees shall be carried over for payment in subsequent calculation periods by the Corporation, to the extent such payment could be otherwise be made under this Agreement.

A-2

 Appendix B—Capital Gains Amendment

        (b)   The Incentive Fee shall consist of two parts, as follows:

            (i)  One part will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the quarter. "Pre-Incentive Fee net investment income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the calendar quarter, minus the Corporation's operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).

          Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.

          Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation's net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.00% per quarter (8% annualized). The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation's pre-Incentive Fee net investment income in each calendar quarter as follows:

            (A)  no Incentive Fee in any calendar quarter in which the Corporation's pre-Incentive Fee net investment income does not exceed the hurdle rate;

            (B)  100% of the Corporation's pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter (10% annualized); and

            (C)  20% of the amount of the Corporation's pre-Incentive Fee net investment income, if any, that exceeds 2.50% in any calendar quarter (10% annualized).

          These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

           (ii)  The second part of the Incentive Fee (the "Capital Gains Fee") will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2004, and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation's cumulative aggregate realized capital gains, in each case calculated from the Commencement Date. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. If this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

B-1

          For purposes of this Section 3(b)(ii):

          The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Corporation's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

          The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Corporation's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

          The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Corporation's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

          This amendment and restatement of the Original Agreement shall not be treated as such a termination.

          Notwithstanding the foregoing, if the Corporation is required by United States generally accepted accounting principles ("GAAP") to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Corporation for such investment plus (y) any amounts recorded in the Corporation's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Corporation's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Corporation's financial statements as required by GAAP that are attributable to the amortization of such investment. For the avoidance of doubt, the Contractual Cost Basis as determined pursuant to the foregoing sentence may be higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition. In connection with the foregoing, in the event investments are purchased in a single transaction or series of related transactions for an aggregate purchase price without the Corporation allocating such purchase price to specific investments, the Corporation may assign a Contractual Cost Basis to a specific investment equal to such investment's Pro Rata Share of such aggregate purchase price paid. "Pro Rata Share" means the resulting percentage determined using the amount at which a specific investment acquired in a single transaction or series of related transactions is recorded in the Corporation's financial statements at the time of acquisition according to GAAP divided by the total amount at which all investments acquired in the same transaction or series of related transactions are recorded in the Corporation's financial statements at the time of acquisition according to GAAP.

          (iii)  Payment of any Incentive Fee otherwise earned by the Adviser shall be deferred ("Deferred Incentive Fees") if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the Corporation's aggregate distributions to its stockholders and (b) the change in the Corporation's net assets (before taking into account any incentive fees payable during that period) is less than 8.0% of the Corporation's net assets at the beginning of such period. These calculations will be appropriately pro rated for the first three calendar quarters after the date of the Original Agreement and adjusted for any share issuances or repurchases during the relevant period. Any Deferred Incentive Fees shall be carried over for payment in subsequent calculation periods by the Corporation, to the extent such payment could be otherwise be made under this Agreement.

B-2

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/arcc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# 98644 NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title. OR RESTRICTED AREA - SCAN LINE Annual Meeting Proxy Card A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5. FOR AGAINST ABSTAIN 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. 3. To authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2011 annual meeting of stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock). 4. To authorize the Company to amend the Company’s investment advisory and management agreement between the Company and Ares Capital Management LLC pursuant to the Hurdle Amendment. 5. To authorize the Company to amend the Company’s investment advisory and management agreement between the Company and Ares Capital Management LLC pursuant to the Capital Gains Amendment. 6. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof. FOLD AND DETACH HERE 01 – Michael Arougheti* 02 – Ann Torre Bates* 03 – Kenneth R. Heitz* *To elect the person (except as marked to the contrary) as a Class I director of the Company for a term of three years expiring in 2014, and until his or her successor is duly elected and qualifies. FOR WITHHOLD 1. Election of Directors Nominees: 98644 Ares Capital PC_07 4/26/11 2:50 PM Page 1

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE:____________________________________________________________ DATE:______________ (THIS BOXED AREA DOES NOT PRINT) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/arcc PROXY — ARES CAPITAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2011 The undersigned hereby appoints Michael J. Arougheti, Joshua M. Bloomstein and Michael D. Weiner, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Capital Corporation (the “Company”) to be held at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California, United States 90067, on June 6, 2011 at 12:00 p.m., Los Angeles Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1, 2, 3, 4 AND 5. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting. Please mark, sign, date and return this proxy in the enclosed envelope. Your vote is important. Please vote immediately. You can now access your Ares Capital Corporation account online. Access your Ares Capital Corporation account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Ares Capital Corporation, now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-866-365-2497 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. RESTRICTED AREA - SCAN LINE RESTRICTED AREA - SIGNATURE LINE WO# 98644 CONTINUED AND TO BE SIGNED ON REVERSE SIDE 98644 Ares Capital PC_07 4/26/11 2:50 PM Page 2

QuickLinks

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE
COMPENSATION DISCUSSION AND ANALYSIS
DIRECTOR COMPENSATION TABLE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2011 ANNUAL MEETING
FINANCIAL STATEMENTS AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
Appendix A—Hurdle Amendment
Appendix B—Capital Gains Amendment